SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant x

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Bioheart, Inc.

(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

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☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share

2)   Aggregate number of securities to which transaction applies:

578,542,281 common shares; 20,000,000 Series A Preferred Shares

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)   Proposed maximum aggregate value of transaction:

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

BIOHEART, INC.

13794 NW 4th Street, Suite 212

Sunrise, Florida 33325

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2014-2015 Annual Meeting of Stockholders (the “Meeting”) of Bioheart Inc. (the “Company”) will be held at the offices of Bioheart, Inc., 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325 on February 2, 2015 at 9:00 a.m., local time for the following purposes:

1.

To elect seven directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.  The Board of Directors recommends that Stockholders vote “FOR” each Director.

2.

To ratify the appointment of Fiondella, Milone, and LaSaracina LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and to authorize the Board of Directors to fix their remuneration. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.

3.

To approve the 2013 Omnibus Equity Compensation Plan. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.

4.

To consider and, if deemed advisable, approve an advisory vote on executive compensation.

5.

To consider an advisory vote determining the frequency of future executive compensation advisory votes.

6.

To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on December 19, 2014 at 5:00 p.m local time as the record date for the Annual meeting. Only holders of record of the Company’s Shares (“Stockholders”) at that time are entitled to notice of, and to vote at, the meeting.

Dated: December 19, 2014

/s/ Mike Tomas

Chief Executive Officer

Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be voted. Please fill in, date, sign and return the enclosed proxy card. If you hold your shares in "street name" (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in "street name" and plan to attend the meeting in person, remember to bring a form of personal identification with you and proof of beneficial ownership. The Annual meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

BIOHEART, INC.

13794 NW 4th Street, Suite 212

Sunrise, Florida 33325

Telephone: (954) 350-1500

PROXY STATEMENT FOR 2014-2015 ANNUAL MEETING OF STOCKHOLDERS OF BIOHEART, INC.

February 2, 2015

Unless otherwise stated, the information contained in this proxy statement is as of December 7, 2014.

Introduction

This proxy statement is being furnished to the stockholders of Bioheart, Inc. (the “Company”) in connection with the solicitation by or on behalf of management of the by its Board of Directors (the “Board”) in connection with the 2014-2015 Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Bioheart, Inc., 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325 on February 2, 2015 at 9:00 a.m, local time, or at any adjournment or postponement thereof.

The Company is listed on the OTCQX in the United States of America (ticker: BHRT).

Our registered office is located at Bioheart, Inc., 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325.

Date, Time and Place

This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its shares of common stock (the “Shares”) for use at the Annual Meeting of Stockholders to be held at the offices of Bioheart, Inc., 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325 on February 2, 2014, 2014 at 9:00 a.m., local time, or at any adjournment or postponement thereof. The proxy cut-off date for shares to be voted in advance of the meeting will be on January 26, 2015 if by mail and January 30, 2015 if by scanned email or facsimile by 5:00pm, EST. Proxies will be solicited primarily by mail but may also be solicited personally, by telephone or by facsimile by the regular employees of the Company at nominal costs. The costs of solicitation by management will be borne by the Company.

Record Date

Stockholders of record at the close of business on December 19, 2014, the record date for the Annual meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof. On the record date, there were 578,542,281 issued and outstanding shares of the Company’s shares of common stock and 20,000,000 shares of Series A Preferred Stock, with 25 for 1 voting rights entitled to notice of and to vote at the Annual meeting and. Holders of our Shares have one vote per share on each matter to be acted upon. A list of the stockholders of record entitled to vote will be available at the Annual meeting and for 10 days prior to the Annual meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office.

The presence in person or by proxy of holders of at least fifty percent of the outstanding voting capital shares of the Company constitutes a quorum. For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. The inspector of election who will be appointed for the Meeting will tabulate votes cast by proxy or in person and will determine whether or not a quorum is present.

Proposals to be considered by Stockholders

At the Meeting, we will ask holders of our Shares to consider and vote upon the following items:

(1)

Election of Directors

The election of the Company’s directors, namely Mike Tomas, William P. Murphy, Jr., M.D, Mark P. Borman, Charles A. Hart, Sam Ahn, Kristin Comella, and Sheldon T. Anderson. If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.

(2)

Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification of the appointment of Fiondella, Milone, and LaSaracina LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

(3)

Approve the Amended and Restated Stock Option Plan

To approve the Company’s 2013 Omnibus Equity Compensation Plan (the “ Plan”).

(4)

Approve an advisory vote on executive compensation.

As required by the rules of the Securities Exchange Commission approve, by an advisory vote, the Company’s executive compensation as outlined within this document.

(5)

Approve an advisory vote determining the frequency of future executive compensation advisory votes.

As required by the rules of the Securities Exchange Commission approve, by an advisory vote, the frequency required to hold a vote on executive compensation.

Votes Required By Stockholders

(1)

Election of Directors

The seven directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Therefore each director who has more “for” votes than “against” votes will be elected to the Board. Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

(2)

Ratification of the appointment of an Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Fiondella, Milone, and LaSaracina LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and to authorize the Board of Director’s to fix the firm’s remuneration, will require the affirmative vote of a majority of the votes cast. For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

(3)

Approve the 2013 Omnibus Equity Compensation Plan

This proposal will require the affirmative vote of a majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

(4)

Approve an advisory vote on executive compensation

The proposal to approve executive compensation is a non-binding resolution. The proposal will pass with an affirmative vote received by the majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

(5)

Approve an advisory vote determining the frequency of future executive compensation advisory votes

The proposal to determine the frequency of advisory votes on executive compensation is a non-binding resolution. The proposal will pass with an affirmative vote received by the majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

Voting of Proxies

A shareholder has the right to appoint a person or Company (who need not be a shareholder of the Company), other than the persons designated in the accompanying form of proxy, to represent the shareholder at the Meeting. Such right may be exercised by inserting the name of such person or Company in the blank space provided in the proxy or by completing another proper form of proxy. Your Shares will be voted in accordance with the instructions contained in the proxies. Your shares will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your shares will be voted accordingly.  If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner: FOR the election of persons put forth in this proxy to serve on the Board of Directors; FOR the ratification of the appointment of Fiondella, Milone, and LaSaracina LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and to authorize the Board of Directors to fix the firm’s remuneration; FOR the approval of the 2013 Omnibus Equity Compensation Plan; TO approve by an advisory vote named executive officer compensation; and FOR an advisory vote every three years on executive compensation advisory votes.

Revocability of Proxies – How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted: (1) by delivering to our Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person.

Attendance at the Meeting will not by itself constitute revocation of a proxy. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card have been sent directly to you on the Company’s behalf at the address on file.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The following documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record: Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES

The Company will pay the cost of solicitation of proxies on behalf of the Board. In addition to mail, proxy solicitation may be made through other means, including scanned email and facsimile. We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to stockholders. Stockholders should not send stock certificates with their proxy cards.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.  These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended December 31, 2013 filed with the SEC and our filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" in such filings.

Voting Securities

The current authorized share capital of the Company consists of two billion (2,000,000,000) shares of shares of common stock and twenty million (20,000,000) shares of preferred stock, both $.001 par value respectively. As at the date hereof, 578,542,281 shares of common stock and 20,000,000 shares of Series A Preferred Stock (with 25 for 1 voting rights) are issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting. To the knowledge of the directors and executive officers of the Company, no person or Company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying in excess of 10% of the voting rights attached to all outstanding Shares of the Company, except that Northstar Biotechnology Group, LLC holds 47,368,582 shares of common stock and 20,000,000 shares of Series A Preferred Stock (non-convertible) with each share of Series A Preferred Stock having voting power of twenty-five common shares. Northstar Biotechnology Group, LLC (“Northstar”), owned partly by certain directors and existing shareholders of the Company, including Dr. William P. Murphy Jr., Dr. Samuel Ahn and Charles Hart.

“Company,” “our company,” “us,” “BHRT,” “Bioheart,” “we” and “our” refer to Bioheart, Inc. unless the context requires otherwise

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report includes “forward-looking” statements regarding our business development plans, clinical trials, regulatory reviews, timing, strategies, expectations, anticipated expenses levels, projected profits, business prospects and positioning with respect to market, demographic and pricing trends, business outlook, technology spending and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations) and express our current intentions, beliefs, expectations, strategies or predictions, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this prospectus, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “plan,” “intend,” “may,” “will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or “continue” or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Although we believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict.  Our future operating results are dependent upon many factors, and our further development is highly dependent on market acceptance, which is outside its control. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) our ability to manage the business despite continuing operating losses and cash outflows; (ii) our ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond our control; (v) scientific and medical developments beyond our control; (vi) limitations caused by government regulation of the business; (vii) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (viii) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these new licensed technologies will be realized; (ix) our ability to maintain our eligibility for quotation on the Over-The-Counter Bulletin Board; and (x) the other factors discussed herein.

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

DESCRIPTION OF BUSINESS

Overview

We are a biotechnology company focused on the discovery, development and, subject to regulatory approval, commercialization of autologous cell therapies for the treatment of chronic and acute heart damage and the discovery and development of autologous cellular therapies to treat a variety of degenerative diseases. Our lead product candidate is MyoCell, an innovative clinical therapy designed to populate regions of scar tissue within a patient’s heart with autologous muscle cells, or cells from a patient’s body, for the purpose of improving cardiac function in chronic heart failure patients.

We were incorporated in the State of Florida in August 1999. Our principal executive offices are located at 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325 and our telephone number is (954) 835-1500. Information about us is available on our corporate web site at www.bioheartinc.com. Information contained on the web site does not constitute part of, and is not incorporated by reference in, this report.

Biotechnology Product Candidates

Specific to biotechnology, we are focused on the discovery, development and, subject to regulatory approval, commercialization of autologous cell therapies for the treatment of chronic and acute heart damage as well as degenerative diseases. In our pipeline, we have multiple product candidates for the treatment of heart damage, including MyoCell, Myocell SDF-1, and Adipocell. MyoCell and MyoCell SDF-1 are clinical muscle-derived cell therapies designed to populate regions of scar tissue within a patient’s heart with new living cells for the purpose of improving cardiac function in chronic heart failure patients.

MyoCell SDF-1 is intended to be an improvement to MyoCell. MyoCell SDF-1 is similar to MyoCell except that the myoblast cells to be injected for use in MyoCell SDF-1 will be modified prior to injection by an adenovirus vector or non-viral vector so that they will release extra quantities of the SDF-1 protein, which expresses angiogenic factors. AdipoCell is a patient-derived cell therapy proposed for the treatment of acute myocardial infarction, chronic heart ischemia, and lower limb ischemia. We hope to demonstrate that these product candidates are safe and effective complements to existing therapies for chronic and acute heart damage.

We have completed various clinical trials for MyoCell including the SEISMIC Trial, a 40-patient, randomized, multicenter, controlled, Phase II-a study conducted in Europe and the MYOHEART Trial, a 20-patient, multicenter, Phase I dose-escalation trial conducted in the United States. We were approved by the U.S. Food and Drug Administration, or the “FDA”, to proceed with a 330-patient, multicenter Phase II/III trial of MyoCell in North America and Europe, or the MARVEL Trial. We completed the MyoCell implantation procedure on the first patient in the MARVEL Trial on October 24, 2007. Thus far, 20 patients, including 6 control patients, have been treated. Initial results for the 20 patients were released at the Heart Failure Society of American meeting in September, 2009, showing a significant (35%) improvement in the 6 minute walk for those patients who were treated, and no improvement for those who received a placebo. On the basis of these results, we have applied for and received approval from the FDA to reduce the number of additional patients in the trial to 134, for a total of 154 patients.

We have also initiated the MIRROR trial, which is a Phase III, double-blind placebo controlled study for centers outside the US. The SEISMIC, MYOHEART, MARVEL and MIRROR Trials have been designed to test the safety and efficacy of MyoCell in treating patients with severe, chronic damage to the heart. Upon regulatory approval of MyoCell, we intend to generate revenue in the United States from the sale of MyoCell cell-culturing services for treatment of patients by qualified physicians.

We received approval from the FDA in July of 2009 to conduct a Phase I safety study on 15 patients of a combined therapy (Myocell with SDF-1), which we believe was the first approval of a study combining gene and cell therapies. We initially commenced work on this study, called the REGEN Trial, during the first quarter of 2010. We suspended activity on the trial in 2010 while seeking additional funding necessary to conduct the trial.

We are seeking to secure sufficient funds to reinitiate enrollment in the MARVEL and REGEN trials. If we successfully secure such funds, we intend to re-engage a contract research organization, or CRO, investigators and certain suppliers to advance such trials.

We have also initiated several Institutional Review Board studies in 2013 using adipose derived stem cells for various indications including dry macular degeneration, degenerative disc disease, erectile dysfunction and chronic obstructive pulmonary disease.

In the second quarter of 2014, we announced the treatment of a patient in Honduras with congestive heart failure using AdipoCell and MyoCell. This was the first patient treated in the world using a combination of stem cells.

We have begun two clinical trials in India. The first cardiac patient has successfully been enrolled and treated in India using AdipoCell or adipose derived stem cells. The second trial will involve the combination of AdipoCellTM and MyoCell® or muscle derived stem cells for congestive heart failure patients. These trials are active and ongoing

We have also initiated several Institutional Review Board studies using adipose derived stem cells for various indications including dry macular degeneration, degenerative disc disease, erectile dysfunction and chronic obstructive pulmonary disease.

MyoCell

MyoCell is a clinical therapy intended to improve cardiac function for those with congestive heart failure and is designed to be utilized months or even years after a patient has suffered severe heart damage due to a heart attack or other cause. We believe that MyoCell has the potential to become a leading treatment for severe, chronic damage to the heart due to its perceived ability to satisfy, at least in part, what we believe to be an unmet demand for more effective and/or more affordable therapies for chronic heart damage. MyoCell uses myoblasts, cells that are precursors to muscle cells, from the patient’s own body. The myoblasts are removed from a patient’s thigh muscle, isolated, grown through our proprietary cell culturing process, and injected directly in the scar tissue of a patient’s heart. A qualified physician performs this minimally invasive procedure using an endoventricular catheter. We entered into an agreement with a Johnson & Johnson company to use its NOGA® Cardiac Navigation System along with its MyoStar™ injection catheter for the delivery of MyoCell in the MARVEL Trial. These cells can also be delivered with our MyoCath catheter.

When injected into scar tissue within the heart wall, myoblasts have been shown to be capable of engrafting in the damaged tissue and differentiating into mature skeletal muscle cells. In a number of clinical and animal studies, the engrafted skeletal muscle cells have been shown to express various proteins that are important components of contractile function. By using myoblasts obtained from a patient’s own body, we believe MyoCell is able to avoid certain challenges currently faced by other types of cell-based clinical therapies including tissue rejection and instances of the cells differentiating into cells other than muscle. Although a number of therapies have proven to improve the cardiac function of a damaged heart, no currently available treatment, to our knowledge, has demonstrated an ability to generate new muscle tissue within the scarred regions of a heart.

Our completed clinical trials of MyoCell to date, l have been primarily targeted to patients with severe, chronic damage to the heart who are in Class II or Class III heart failure according to the New York Heart Association, or NYHA, heart failure classification system. The NYHA system classifies patients in one of four categories based on how limited they are during physical activity. NYHA Class II heart failure patients have a mild limitation of activity and are generally comfortable at rest or with mild exertion while NYHA Class III heart failure patients suffer from a marked limitation of activity and are generally comfortable only at rest.

In addition to studies we have sponsored, we understand that myoblast-based clinical therapies have been the subject of at least eleven clinical trials involving more than 325 enrollees, including at least 235 treated patients. Although we believe many of the trials are different from the trials sponsored by us in a number of important respects, it is our view that the trials have advanced the cell therapy industry’s understanding of the potential opportunities and limitations of myoblast-based therapies.

We believe the market for treating patients in NYHA Class II or NYHA Class III heart failure is significant. According to the AHA Statistics and the European Society of Cardiology Task Force for the Treatment of Chronic Heart Failure, in the United States and Europe there are approximately 5.2 million and 9.6 million, respectively, patients with heart failure. The AHA Statistics further indicate that, after heart failure is diagnosed, the one-year mortality rate is high, with one in five dying and that 80% of men and 70% of women under age 65 who have heart failure will die within eight years.

We believe that approximately 60% of heart failure patients are in either NYHA Class II or NYHA Class III heart failure based upon a 1999 study entitled “Congestive Heart Failure Due to Diastolic or Systolic Dysfunction – Frequency and Patient Characteristics in an Ambulatory Setting” by Diller, PM, et. al.

MyoCath Product Candidate

The MyoCath is a deflecting tip needle injection catheter that has a larger (25 gauge) needle to allow for better flow rates and less leakage than systems that are 27 gauge. This larger needle allows for thicker compositions to be injected, which helps with cell retention in the heart. Also, the MyoCath needle has more fluoroscopic brightness than the normally used nitinol needle, enabling superior visualization during the procedure. Seeing the needle well during injections enables the physician who is operating the catheter to pinpoint targeted areas more precisely. The MyoCath is used to inject cells into cardiac tissue in therapeutic procedures to treat chronic heart ischemia and congestive heart failure. Investigators in our MARVEL Trial may use either our MyoCath catheters or Biosense Webster’s (a Johnson & Johnson company) NOGA® Cardiac Navigation System along with the MyoStarTM injection catheter for the delivery of MyoCell to patients enrolled in the trial. We are currently producing Myocath catheters with a contract manufacturer on an as needed basis.

AdipoCell

Bioheart has successfully completed various trials using adipose stem cells. In August 2013, the Company canceled its license agreement with the Ageless Regenerative Institute for adipose derived stem cells called LipiCell. Bioheart has entered into a term sheet agreement with Invitrx to License their adipose derived stem cell products. Bioheart has changed its adipose derived stem cell product name to AdipoCell.

Bioheart has funded and completed enrollment of 5 patients in the Angel Trial in Mexico utilizing adipose derived cells. At the 3 month time point, patients are demonstrating an average improvement in exercise capacity or a six minute walk test of 47 meters. In addition, 60% percent or a majority of the patients are walking greater than 65 meters further at 3 months post stem cell injection. At the twelve (12) month time point, patients demonstrated a statistically significant average improvement in ejection fraction. The patients are also reporting an average improvement of 13 points in their Minnesota Living with Heart Failure questionnaire. An improvement of 5 points or greater is considered “clinically meaningful” and 80% of the patients in the trial had a greater than 5 point improvement.

At the three (3) month time point, 100% of the patients demonstrated either improvement or stayed the same. After three (3) months, patients showed an average absolute improvement of 3 percentage points in EF. The patients continued to improve from 3 months to 6 months with a statistically significant average absolute improvement of 10 percentage points (p=0.01) and at the 12 month follow up patients showed this same level of improvement (p=0.01).

Business Strategy

Our principal objective is to become a leading regenerative medicine company that discovers, develops and commercializes novel, autologous cell therapies, and related devices, for the treatment and improved care of patients suffering from chronic and acute heart damage as well as lower limb ischemia. Our secondary objective is the discovery, development and commercialization of autologous cell therapies for the treatment of degenerative diseases. The number of heart failure patients is expected to increase from 25 million worldwide today to over 50 million in five years. Our focus is on serving these patients. To achieve our primary objective, we plan to pursue the following strategies:

Obtain initial regulatory approval of MyoCell and/or MyoCell SDF-1 by targeting patients with severe heart damage. In July 2007, we treated the final patient in the Phase II SEISMIC Trial, which was comprised of 40 patients, including 26 treated patients. The SEISMIC study results demonstrated that 94% of MyoCell treated patients improved or did not worsen in heart failure class while only 6% worsened, while in the control group receiving only drugs 42% worsened. 84% of MyoCell treated patients improved or did not worsen in exercise capacity and only 16% worsened, while 69% of the control patients worsened. The average improvement in 6 minute walk was 62 meters. This compares very favorably with the current gold standard in advanced heart failure treatment, Bi-Ventricular pacing, where they achieved 16 to 20 meters improvement over control patients in the Phase II MIRACLE trial that led to commercial approval of this product. By targeting a class of patients for whom existing therapies are very expensive, unavailable or not sufficiently effective, we hope to expedite regulatory approval of MyoCell and/or MyoCell SDF-1.

Obtain regulatory approval of MyoCell and/or MyoCell SDF-1 to treat patients with less severe heart damage. If we obtain initial regulatory approval of MyoCell for the Class III Subgroup, we intend to continue to sponsor clinical trials in an effort to demonstrate that MyoCell and/or MyoCell SDF-1 should receive regulatory approval to treat all patients in NYHA Class II, NYHA Class III and NYHA Class IV heart failure and, provided we believe we have a reasonable basis to support such an indication, we intend to seek regulatory approval for these patients.

Continue existing studies with adipose derived stem cells and endothelial progenitor cells. We have initiated studies for the applications of lower limb ischemia, acute myocardial infarction and chronic heart ischemia. We have treated patients in the clinical program called the ANGEL trial utilizing adipose derived cells or AdipoCell for congestive heart failure patients. Using the clinical data from the trial in Mexico and preclinical studies, Bioheart plans to apply to the FDA to begin a Phase I study in the US. Bioheart has completed several preclinical studies demonstrating the safety and efficacy of this product including a study led by Keith March, MD, PhD, Director of the Vascular and Cardiac Center for Adult Stem Cell Therapy at the Indiana University. The adipose cells showed a tendency toward cardiomyocyte regeneration, prominent angiogenesis (growth of new blood vessels) and reduction in the infarction size. In addition, Bioheart has several studies for the use of adipose derived stem cells.

Continue to develop our pipeline of cell-based therapies and related devices for the treatment of chronic and acute heart damage. In parallel with our efforts to secure regulatory approval of MyoCell, we intend to continue to develop and test other product candidates for the treatment of chronic and acute heart damage. These efforts are expected to initially focus on MyoCell SDF-1, AdipoCell, MyoCath and MyoCath II product candidates.

Develop our sales and marketing capabilities. In advance of U.S. regulatory approval of our MyoCell product candidate, we intend to internally build a sales force to cover the U.S. market and to utilize dealers in foreign markets which we anticipate will market MyoCell, MyoCell SDF-1 and our heart failure focused products primarily to interventional cardiologists and heart failure specialists. We are currently marketing our adipose derived stem cell therapy product in the U.S. and foreign markets.

Continue to refine our MyoCell and MyoCell SDF-1 cell culturing processes.

License, acquire and/or develop complementary products and technologies. We intend to strengthen and expand our product development efforts through the license, acquisition and/or development of products and technologies that support our business strategy.

Industry Background

Myocardial Infarction (Heart Attack)

Myocardial infarction, or MI, commonly known as a heart attack, occurs when a blockage in a coronary artery severely restricts or completely stops blood flow to a portion of the heart. When blood supply is greatly reduced or blocked for more than a short period of time, heart muscle cells die. If the healthy heart muscle cells do not replace the dead cells within approximately two months, the injured area of the heart becomes unable to function properly. In the healing phase after a heart attack, white blood cells migrate into the affected area and remove the dead heart muscle cells. Then, fibroblasts, the connective tissue cells of the human body, proliferate and form a collagen scar in the affected region of the heart. Following a heart attack, the heart's ability to maintain normal function will depend on the location and amount of damaged tissue. The remaining initially undamaged heart muscle tissue must perform more work to adequately maintain cardiac output. Because the uninjured region is then compelled to work harder than normal, the heart can progressively deteriorate until it is unable to pump adequate blood to oxygenate the body properly leading to heart failure and ultimately death.

Congestive Heart Failure (CHF)

Congestive heart failure, or “CHF”, is a debilitating condition that occurs as the heart becomes progressively less able to pump an adequate supply of blood throughout the body resulting in fluid accumulation in the lungs, kidneys and other body tissues. Persons suffering from NYHA Class II or worse heart failure experience high rates of mortality, frequent hospitalization and poor quality of life. CHF has many causes, generally beginning in patients with a life-long history of high blood pressure or after a patient has suffered a major heart attack or some other heart-damaging event. CHF itself may lead to other complicating factors such as pulmonary hypertension, edema, pulmonary edema, liver dysfunction and kidney failure. Although medical therapy for CHF is improving, it remains a major debilitating condition.

Classifying Heart Failure

The NYHA heart failure classification system provides a simple and widely recognized way of classifying the extent of heart failure. It places patients in one of four categories based on how limited they are during physical activity. NYHA Class I heart failure patients have no limitation of activities and suffer no symptoms from ordinary activities. NYHA Class II heart failure patients have a mild limitation of activity and are generally comfortable at rest or with mild exertion. NYHA Class III heart failure patients suffer from a marked limitation of activity and are generally comfortable only at rest. NYHA Class IV heart failure patients generally suffer discomfort and symptoms at rest and should remain confined to a bed or chair.

The risk of hospitalization and death increases as patient’s progress through the various stages of heart failure. The risk of hospitalization due to heart failure for patients in NYHA Class II, NYHA Class III and NYHA Class IV is approximately 1.2, 2.3 and 3.7 times greater than for patients in NYHA Class I heart failure according to a 2006 American Heart Journal article entitled “Higher New York Heart Association Classes and Increased Mortality and Hospitalization in Patients with Heart Failure and Preserved Left Ventricular Function”' by Ahmed, A et al. Similarly, according to this same article, the risk of death from all causes for patients in NYHA Class II, NYHA Class III and NYHA Class IV is approximately 1.5, 2.6 and 8.5 times greater than for patients in NYHA Class I heart failure.

The following chart illustrates the various stages of heart failure, their NYHA classifications and the associated current standard of treatment.

NYHA
Class	NYHA Functional Classification(1)	Specific Activity Scale(2)(3)	Current Standard of Treatment(4)
I	Symptoms only with above normal physical activity	Can perform more than 7 metabolic equivalents	ACE Inhibitor, Beta-Blocker
II	Symptoms with normal physical activity	Can perform more than 5 metabolic equivalents	ACE Inhibitor, Beta-Blocker, Diuretics
III	Symptoms with minimal physical activity	Can perform more than 2 metabolic equivalents	ACE Inhibitor, Beta-Blocker, Diuretics, Digoxin, Bi-ventricular pacers
IV	Symptoms at rest	Cannot perform more than 2 metabolic equivalents	ACE Inhibitor, Beta-Blocker, Diuretics, Digoxin, Hemodynamic Support, Mechanical Assist Devices, Bi-ventricular pacers, Transplant

_____________

Symptoms include fatigue, palpitations, shortness of breath and chest pain; normal activity is equivalent to walking one flight of stairs or several blocks.

Based upon the Goldman Activity Classification of Heart Failure, which classifies severity of heart failure based on estimated metabolic cost of various activities; the four classes of the Goldman Activity Classification system correlate to the NYHA Classes.

7 metabolic equivalents = shovel snow, carry 24 lbs. up 8 stairs, recreational sports; 5 metabolic equivalents = garden, rake, dance, walk 4 mph on level ground, have intercourse; 2 metabolic equivalents = shower without stopping, strip and make bed, dress without stopping.

Source: American College of Cardiology/ American Heart Association 2005 Guideline Update for the Diagnosis and Management of Chronic Heart Failure in the Adult.

Diagnosis and Management of Heart Failure

Heart disease has been the leading cause of death from 1950 on within the United States, according to the U.S. Department of Health and Human Services. In addition, heart failure is the single most frequent reason for hospitalization in the elderly according to a 2007 study entitled “Long-Term Costs and Resource Use in Elderly Participants with Congestive Heart Failure” by Liao, L., et al. The American College of Cardiology/ American Heart Association 2005 Guideline Update for the Diagnosis and Management of Chronic Heart Failure in the Adult, or the ACC/ AHA Guidelines, provides recommendations for the treatment of chronic heart failure in adults with normal or low LVEF. The treatment escalates and becomes more invasive as the heart failure worsens. Current treatment options for severe, chronic heart damage include, but are not limited to, heart transplantation and other surgical procedures, bi-ventricular pacers, drug therapies, ICDs, and ventricular assist devices. Therapies utilizing drugs, ICDs and bi-ventricular pacers are currently by far the most commonly prescribed treatments for patients suffering from NYHA Class II or NYHA Class III heart failure. Since the therapies generally each address a particular feature of heart disease or a specific subgroup of heart failure patients, the therapies are often complementary and used in combination.

Drug Therapies

The ACC/AHA Guidelines recommend that most patients with heart failure should be routinely managed with a combination of ACE inhibitors, beta-blockers and diuretics. The value of these drugs has been established by the results of numerous large-scale clinical trials and the evidence supporting a central role for their use is, according to the ACC/AHA Guidelines, compelling and persuasive. ACE inhibitors and beta blockers have been shown to improve a patient’s clinical status and overall sense of well-being and reduce the risk of death and hospitalization. Side effects of ACE inhibitors include hypotension, worsening kidney function, potassium retention, cough and angioedema. Side effects of beta-blockers include fluid retention, fatigue, bradycardia and heart block and hypotension.

Bi-Ventricular Pacers

The ACC/AHA Guidelines recommend bi-ventricular pacers for persons who, in addition to suffering from heart failure, have left and right ventricles that do not contract in sync, known as ventricular dyssynchrony and who have a LVEF less than or equal to 35%, sinus rhythm and NYHA Class III or NYHA Class IV symptoms despite recommended optimal medical therapy. Bi-ventricular pacers are surgically implanted electrical generators that function primarily by stimulating the un-damaged portion of the heart to beat more strongly using controlled bursts of electrical currents in synchrony. Compared with optimal medical therapy alone, bi-ventricular pacers have been shown in a number of clinical trials to significantly decrease the risk of all-cause hospitalization and all-cause mortality as well as to improve LVEF, NYHA Class and Quality of Life. According to the ACC/AHA Guidelines, there are certain risks associated with the bi-ventricular pacer including risks associated with implantation and device-related problems.

Implantable Cardioverter Defibrillators

ACC/AHA Guidelines recommend ICDs primarily for patients who have experienced a life-threatening clinical event associated with a sustained irregular heartbeat and in patients who have had a prior heart attack and a reduced LVEF. ICDs are surgically implanted devices that continually monitor patients at high risk of sudden heart attack. When an irregular rhythm is detected, the device sends an electric shock to the heart to restore normal rhythm. In 2001, ICDs were implanted in approximately 62,000 and 18,000 patients in the United States and Europe, respectively. Although ICDs have not demonstrated an ability to improve cardiac function, according to the ACC/AHA Guidelines, ICDs are highly effective in preventing sudden death due to irregular heartbeats. However, according to the ACC/AHA Guidelines, frequent shocks from an ICD can lead to a reduced quality of life, whether triggered appropriately or inappropriately. In addition, according to the ACC/AHA Guidelines, ICDs have the potential to aggravate heart failure and have been associated with an increase in heart failure hospitalizations.

Heart Transplantation and Other Surgical Procedures

According to the ACC/AHA Guidelines, heart transplantation is currently the only established surgical approach for the treatment of severe heart failure that is not responsive to other therapies. Heart transplantation is a major surgical procedure in which the diseased heart is removed from a patient and replaced with a healthy donor heart. Heart transplantation has proven to dramatically improve cardiac function in a majority of the patients treated and most heart transplant recipients return to work, travel and normal activities within three to six months after the surgery. In addition, the risk of hospitalization and mortality for transplant recipients is dramatically lower than the risk faced by patients in NYHA Class III or NYHA Class IV heart failure. Heart transplants are not, for a variety of reasons, readily available to all patients with severe heart damage. The availability of heart transplants is limited by, among other things, cost and donor availability. In addition to the significant cost involved and the chronic shortage of donor hearts, one of the serious challenges in heart transplantation is potential rejection of the donor heart. For many heart transplant recipients, chronic rejection significantly shortens the length of time the donated heart can function effectively and such recipients are generally administered costly anti-rejection drug regimens which can have adverse and potentially severe side effects.

There are a number of alternate surgical approaches under development for the treatment of severe heart failure, including cardiomyoplasty, a surgical procedure where the patient’s own body muscle is wrapped around the heart to provide support for the failing heart, the Batista procedure, a surgical procedure that reduces the size of an enlarged heart muscle so that the heart can pump more efficiently and vigorously, and the Dor procedure. According to the ACC/AHA Guidelines, both cardiomyoplasty and the Batista procedure have failed to result in clinical improvement and are associated with a high risk of death. The Dor procedure involves surgically removing scarred, dead tissue from the heart following a heart attack and returning the left ventricle to a more normal shape. While the early published single-center experience with the Dor procedure demonstrated early and late improvement in NYHA Class and LVEF, according to the ACC/AHA Guidelines, this procedure’s role in the management of heart failure remains to be defined.

We believe the heart failure treatment industry generally has a history of adopting therapies that have proven to be safe and effective complements to existing therapies and using them in combination with existing therapies. It is our understanding that there is no one or two measurement criteria, either quantitative or qualitative, that define when a therapy for treating heart failure will be deemed safe and effective by the FDA. We believe that the safety and efficacy of certain existing FDA approved therapies for heart damage were demonstrated based upon a variety of endpoints, including certain endpoints (such as LVEF) that individually did not demonstrate large numerical differences between the treated patients and untreated patients. For instance, the use of bi-ventricular pacers with optimal drug therapy has proven to significantly decrease the risk of all-cause hospitalization and all-cause-mortality as well as to improve LVEF, NYHA Class and quality of life as compared to the use of optimal drug therapy alone. In the Multicenter InSync Randomized Clinical Evaluation (MIRACLE) trial, one of the first large studies to measure the therapeutic benefits of bi-ventricular pacing, 69% of the patients in the treatment group experienced an improvement in NYHA Class by one or more classes at six-month follow-up versus a 34% improvement in the control group. However, patients in the treatment group experienced on average only a 2.1% improvement in LVEF as compared with a 1.7% improvement for patients in the control group. Although a number of the therapies described above have proven to improve the cardiac function of a damaged heart, no currently available heart failure treatment has demonstrated an ability to generate new muscle tissue within the scarred regions of a heart.

Our Proposed Solution

We believe that MyoCell has the potential to become a leading treatment for severe chronic damage to the heart due to its perceived ability to satisfy, at least in part, what we believe to be a presently unmet demand for more effective and/or more affordable therapies for chronic heart damage.

MyoCell

The human heart does not have cells that naturally repair or replace damaged heart muscle. Accordingly, the human body cannot, without medical assistance, repopulate regions of scar tissue within the heart with functioning muscle. MyoCell is a clinical therapy designed to improve cardiac function by populating regions of scar tissue within a patient’s heart with myoblasts derived from a biopsy of a patient’s thigh muscle. Myoblasts are precursors to muscle cells that have the capacity to fuse with other myoblasts or with damaged muscle fibers to regenerate skeletal muscle. When injected into scar tissue within the heart wall, myoblasts have been shown to be capable of engrafting in the damaged tissue and differentiating into mature skeletal muscle cells. In a number of clinical and animal studies, the engrafted skeletal muscle cells have been shown to express various proteins that are important components of contractile function. By using myoblasts obtained from a patient’s own body, we believe MyoCell is able to avoid certain challenges currently faced by other cell-based clinical therapies intended to be used for the treatment of chronic heart damage including tissue rejection and instances of the cells differentiating into cells other than muscle.

Our clinical research to date suggests that MyoCell may improve the contractile function of the heart. However, we have not yet been able to demonstrate a mechanism of action. The engrafted skeletal muscle tissues are not believed to be coupled with the surrounding heart muscle by the same chemicals that allow heart muscle cells to contract simultaneously. The theories regarding why contractile function may improve include:

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the engrafted muscle tissue can contract in unison with the other muscles in the heart by stretching or by the channeling of electric currents;

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the myoblasts acquire certain characteristics of heart muscle or fuse with them; and/or

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the injected myoblasts release various proteins that indirectly result in a limit on further scar tissue formation.

As part of the MyoCell therapy, a general surgeon removes approximately five to ten grams of thigh muscle tissue from the patient utilizing local anesthesia, typically on an outpatient basis. The muscle tissue is then express-shipped to a cell culturing site. At the cell culturing site, our proprietary techniques are used to isolate and remove myoblasts from the muscle tissue. We typically produce enough cells to treat a patient within approximately 21 days of his or her biopsy. Such production time is expected to continue to decrease as we continue to refine our cell culturing processes. After the cells are subjected to a variety of tests, the cultured cells are packaged in injectate media and express shipped to the interventional cardiologist. Within four days of packaging, the cultured myoblasts are injected via catheter directly into the scar tissue of the patient’s heart. The injection process takes on average about one hour and can be performed with or without general anesthesia. Following treatment, patients generally remain in the hospital for approximately 48-72 hours for monitoring.

The MyoCell injection process is a minimally invasive procedure which presents less risk and considerably less trauma to a patient than conventional (open) heart surgery. Patients are able to walk immediately following the injection process and require significantly less time in the hospital compared with surgically treated patients. In the 69 patients who have received MyoCell injections delivered via percutaneous catheter, only two minor procedure-related events (2.9%) have been reported. In both cases, however, no complications resulted from the event, with the patients in each case remaining asymptomatic at all times during and after the procedure.

We use a number of proprietary processes to create therapeutic quantities of myoblasts from a patient’s thigh muscle biopsy. We have developed and/or licensed what we believe are proprietary or patented techniques to:

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transport muscle tissue and cultured cells;

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disassociate muscle tissue with manual and chemical processes;

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separate myoblasts from other muscle cells;

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culture and grow myoblasts;

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identify a cell population with the propensity to engraft, proliferate and adapt to the cardiac environment, including areas of scar tissue; and

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maintain and test the cell quality and purity.

We have also developed and/or licensed a number of proprietary and/or patented processes related to the injection of myoblasts into damaged heart muscle, including the following:

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package the cultured cells in a manner that facilitates shipping and use by the physician administering MyoCell;

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methods of using MyoCath;

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the use of an injectate media that assists in the engraftment of myoblasts;

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cell injection techniques utilizing contrast media to assist in the cell injection process; and

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cell injection protocols related to the number and location of injections.

Assuming we secure regulatory approval of MyoCell for the treatment of all NYHA Class II and NYHA Class III patients, we believe MyoCell will provide a treatment alternative for the millions of NYHA Class II and NYHA Class III patients in the United States and Europe who either do not qualify for or do not have access to heart transplant therapy. Furthermore, we anticipate that the time incurred and cost of identifying patients qualified to receive MyoCell as well as the cost of MyoCell, including any ICD, drug and bi-ventricular pacer therapies that are simultaneously prescribed, if any, will be less expensive than the current cost of heart transplant therapy. Moreover, MyoCell is less invasive than a heart transplant and is not subject to the tissue rejection and immune system suppression issues associated with heart transplants.

We believe there is still a large population of patients exhibiting symptoms consistent with NYHA Class II and NYHA Class III heart failure that is seeking an effective or more effective therapy for chronic heart damage than ICDs, bi-ventricular pacers and drug therapies. We hope to demonstrate that MyoCell is complementary to various therapies using ICDs, bi-ventricular pacers and drugs. In the MYOHEART and SEISMIC Trials, enrolled patients are required to have an ICD and to be on optimal drug therapy to be included in the study. While we do not require patients to have previously received a bi-ventricular pacer to participate in our clinical trials, we plan to accept patients in our MARVEL Trial who have had prior placement of a bi-ventricular pacer. We are hopeful that the results of our future clinical trials will demonstrate that MyoCell is complementary to existing therapies for treating heart damage.

Metrics Used to Evaluate Safety and Efficacy of Heart Failure Treatments

The performance of therapies used to treat damage to the heart is assessed using a number of metrics, which compare data collected at the time of initial treatment to data collected when a patient is re-assessed at follow-up. The time periods for follow-up are usually three, six and twelve months. Statistical data is often accompanied by a p-value, which is the mathematical probability that the data are the result of random chance. A result is considered statistically significant if the p-value is less than or equal to 5%. The common metrics used to evaluate the efficacy of these therapies include:

Metric	Description
NYHA Class	The NYHA heart failure classification system is a functional and therapeutic classification system based on how much cardiac patients are limited during physical activity.
Six-Minute Walk Distance

Six-Minute Walk Distance is an objective evaluation of functional exercise capacity which measures the distance a patient can walk in six minutes. The distance walked during this test has been shown to correlate with the severity of heart failure.

LVEF

LVEF is a measure of the heart’s efficiency and can be used to estimate the function of the left ventricle, which pumps blood to the rest of the body. The LVEF is the amount of blood pumped divided by the amount of blood the ventricle contains. A normal LVEF is more than 55% of the blood volume. Damage to the heart impairs the heart’s ability to efficiently pump and therefore reduces LVEF.

Quality of Life	Quality of Life is evaluated by patient questionnaire, which measures subjective aspects of health status in heart failure patients.
Number of Hospital Admissions and Mean Length of Stay

The Number of Hospital Admissions and Mean Length of Stay measure the aggregate number of times that a patient is admitted to the hospital during a defined period and the number of days a patient remains in the hospital during each such admission.

Total Days Hospitalized	The Total Days Hospitalized measures the aggregate number of days a patient is admitted to the hospital during a defined period.
End-Systolic Volume	End-Systolic Volume is a measurement of the adequacy of cardiac emptying, related to the function of the heart during contraction.
End-Diastolic Volume	End-Diastolic Volume is the amount of blood in the ventricle immediately before a cardiac contraction begins and is used as a measurement of the function of the heart at rest.
LV Volume

Left Ventricular Volume, or LV Volume, is measured in terms of left ventricular End-Diastolic Volume and left ventricular End-Systolic Volume. Both measure the reduction in volume of blood in the left ventricle of the heart following expansion and contraction, respectively. Reduction in volume generally is reflective of positive ventricular remodeling and improvement in the heart’s ability to circulate oxygenated blood through the arteries.

Wall Motion	Wall Motion is a test designed to show whether the heart is receiving adequate quantities of oxygen-rich blood. Wall motion is generally measured by a stress echocardiography test.
Cardiac Output	Cardiac Output is a measure of the amount of blood that is pumped by the heart per unit time, measured in liters per minute.
BNP Level

B-Type Natriuretic Peptide, or BNP, is a substance secreted from the ventricles or lower chambers of the heart in response to changes in pressure that occur when heart failure develops and worsens. The level of BNP in the blood increases when heart failure symptoms worsen and decreases when the heart failure condition is stable.

Marvel Phase II/III Clinical Trial in the United States

The Marvel Trial is designed to be a double-blind, randomized, placebo-controlled multicenter trial to evaluate the safety and efficacy of MyoCell. In August 2007, we received clearance from the FDA to proceed with the trial. We completed the MyoCell implantation procedure on the first patient in the Marvel Trial on October 24, 2007. Thus far, 20 patients, including 6 control patients, have been treated. Initial results for the 20 patients were released at the Heart Failure Society of American meeting in September, 2009, showing a dramatic (35%) improvement in the 6 minute walk for those patients who were treated, and no improvement for those who received a placebo. We are planning, on the basis of these results, to ask the FDA to consider the Marvel Trial a pivotal trial (pivotal from Phase II to Phase III) and to reduce the number of patients in the trial to 150. The Seismic, Myoheart and Marvel Trials have been designed to test the safety and efficacy of MyoCell in treating patients with severe, chronic damage to the heart. Upon regulatory approval of MyoCell, we intend to generate revenue in the United States from the sale of MyoCell cell-culturing services for treatment of patients by qualified physicians. Abroad, we are identifying centers where it is already acceptable to use the Myocell treatment so that greater numbers of patients with this problem can have access to treatment.

We are currently in the process of evaluating our development timeline for MyoCell and the Marvel Trial. We received approval from the FDA in July of 2009 to conduct a Phase I safety study on 15 patients of a combined therapy (Myocell with SDF-1), the first approval of a study combining gene and cell therapies. We initially commenced work on this study, called the Regen Trial, during the first quarter of 2010. The Company suspended activity on the trial in 2010 while seeking additional funding necessary to conduct the trial. Work on the trial was reinitiated in 2011. Based on the results of the trial, we intend to either incorporate the combined treatment into the Marvel Trial, or continue with the Marvel Trial based on the use of Myocell alone.

All of the patients selected for enrollment in the Marvel Trial have (i) symptoms associated with NYHA Class II or NYHA Class III heart failure, (ii) suffered a previous heart attack at least 90 days prior to the date of treatment, (iii) a LVEF of less than or equal to 35%, (iv) been on optimal drug therapy for at least two months prior to enrollment and (v) had prior placement of an ICD at least 60 days prior to enrollment. Patients were required to use Amiodarone, an anti-arrhythmic drug therapy, at least 24 hours prior to MyoCell implantation. This prophylactic treatment successfully ameliorated the problem with arrhythmias in patients treated with Myocell and the placebo, which, although never lead to any deterioration in the patients, was considered a serious adverse event.

The patients were divided into three groups. Patients in the first group underwent treatment consisting of 16 injections of an aggregate dosage of approximately 800 million myoblast cells. Patients in the second group underwent treatment consisting of 16 injections of an aggregate dosage of approximately 400 million myoblast cells. Patients in the third group received 16 placebo injections.

The Marvel Trial will measure the following safety and efficacy endpoints of the MyoCell treatment:

Primary Safety	Primary Efficacy	Secondary Efficacy	Tertiary Efficacy
Endpoint	Endpoints	Endpoints	Endpoints
Number of serious adverse events in treatment group as compared to control group

Change in Six-Minute Walk Distance from baseline to six months as compared to control group, or

Quality of Life scores assessed using Minnesota Living with Heart Failure questionnaire from baseline to six months as compared to control group

Total Days Hospitalized in treatment group as compared to control group

Cause-specific hospitalizations in treatment group as compared to control group

Proportion of patients with an improved NYHA Class from baseline to six months as compared to control group

Total days alive out of hospital over the six-month study period

Change in LVEF from baseline to six months as compared to control group

Change in LV Volume and wall motion from baseline to six months as compared to control group

Change in BNP Level from baseline to six months as compared to control group

Total cost and healthcare utilization within six months’ Time to death or CHF hospitalization

Change in degree of mitral regurgitation from baseline to six months

Change in Six-Minute Walk Distance from baseline to three months as compared to control group

Quality of Life scores assessed using Minnesota Living with Heart Failure questionnaire from baseline to three months as compared to control group

Proportion of patients with improved NYHA Class from baseline to three months as compared to control group

Pipeline

We are committed to delivering biologics that help treat heart failure and cardiovascular diseases. In addition to MyoCell, we have multiple cell therapies and related devices for the treatment of chronic and acute heart damage in various stages of development. We have also acquired the rights to use certain devices for the treatment of heart damage. We intend to allocate our capital, material and personnel resources among MyoCell and the product candidates described below, a number of which may have complementary therapeutic applications. For each product candidate, we have developed or are in the process of developing a regulatory approval plan. Assuming such proposed plans are able to be followed, we do not anticipate that the regulatory approval of MyoCell will be necessary for our further development of our other product candidates.

Candidate	Proposed Use or Indication	Status/Phase	Comments
MyoCell SDF-1	Autologous cell therapy treatment for severe chronic damage to the heart; cells modified to express angiogenic factors	IND application filed in May 2007. Additional animal studies complete. Phase I trial approved by FDA in July of 2009.	Trial commenced in April 1, 2010.
AdipoCell	Adipose cell therapy treatment for the management of progressive heart failure	N/A	Laboratory kits currently available for purchase
MyoCath	Disposable endoventricular catheter used for the delivery of biologic solutions to the myocardium	Used in European Phase II clinical trials of MyoCell; used in Phase I clinical trials of MyoCell.	Currently utilizing catheters in trials.
MyoCath II	Second generation disposable endoventricular catheter modified to provide multidirectional cell injection and used for the delivery of biologic solutions to the myocardium	Preclinical

MyoCell SDF-1

Our MyoCell SDF-1 product candidate, which has recently completed preclinical testing, is intended to be an improvement to MyoCell. In February 2006, we signed a patent licensing agreement with the Cleveland Clinic of Cleveland, Ohio which gave us exclusive license rights to pending patent applications in connection with MyoCell SDF-1. Dr. Marc Penn, the Medical Director of the Cardiac Intensive Care Unit at the Cleveland Clinic and a staff cardiologist in the Departments of Cardiovascular Medicine and Cell Biology, joined our Scientific Advisory Board. The license for SDF-1 was passed on to a Cleveland Clinic affiliate, Juventas, in July of 2009. Bioheart has an understanding with Juventas pursuant to which the license with Bioheart will be reinstated upon completion of certain financial milestones.

We anticipate that MyoCell SDF-1 will be similar to MyoCell, except that the myoblast cells to be injected will be modified prior to injection by an adenovirus vector or non-viral vector so that they will release extra quantities of the SDF-1 protein, which expresses angiogenic factors. Following injury which results in inadequate blood flow to the heart, such as a heart attack, the human body naturally increases the level of SDF-1 protein in the heart. By modifying the myoblasts to express additional SDF-1 prior to injection, we are seeking to increase the SDF-1 protein levels present in the heart. We are seeking to demonstrate that the presence of additional quantities of SDF-1 protein released by the myoblasts will stimulate the recruitment of the patient’s existing stem cells to the cell transplanted area and, thereafter, the recruited stem cells will assist in the tissue repair and blood vessel formation process. Preclinical animal studies showed a definite improvement of cardiac function when the myoblasts were modified to express additional SDF-1 protein prior to injection as compared to when the myoblasts were injected without modification.

Our Phase I safety study, the REGEN Trial, was approved by the FDA in July of 2009 and work commenced on the trial during the first quarter of 2010. The Company suspended activity on the trial in 2010 while seeking additional funding necessary to conduct the trial. Work on the trial was reinitiated in 2011.

AdipoCell

The AdipoCell product candidate is a proposed treatment for the management of progressive heart failure in patients with damaged myocardial tissue resulting from prior myocardial infarction.  This product candidate contains autologous adipose cells that are prepared bedside to the patient. By injecting AdipoCell into damaged, akinetic areas of myocardium, these regions may have the ability to recruit stem cells to repair damaged regions, thereby improving heart function.  It is anticipated that AdipoCell will be delivered directly into the myocardium of the hearts of patients suffering from Congestive Heart Failure via a needle-injection catheter system.

In addition to the studies in Mexico, Bioheart is distributing the AdipoCell kits for a variety of indications in many countries. We are actively involved in a variety of clinical studies including COPD, macular degeneration, degenerative disc disease, erectile dysfunction and more. Bioheart therapies are being offered in centers and hospitals in Turkey, Mexico, Jamaica, Australia, South Africa and others.

MyoCath

The MyoCath was developed by Bioheart co-founder Robert Lashinski specifically for delivering new cells to damaged tissue. It is a deflecting tip needle injection catheter that has a larger needle which is 25 gauge for better flow rates and less leakage than systems that are 27 gauge. This larger needle allows for thicker compositions to be injected which helps with cell retention in the heart. Also, the MyoCath needle has more fluoroscopic brightness than the normally used nitinol needle, enabling superior visualization during the procedure. Seeing the needle well during injections enables the physician who is operating the catheter to pinpoint targeted areas more precisely, thus improving safety. The MyoCath competes well with other biological delivery systems on price and efficiency and allows the physician to utilize standard fluoroscopy and echo equipment found in every cath lab. The MyoCath is used to inject cells into cardiac tissue in therapeutic procedures to treat chronic heart ischemic and congestive heart failure.

Research

We supervise and perform experimental work in the areas of improving cell culturing, cell engraftment, and other advanced research projects related to our product candidates from our cell culturing facility in Sunrise, Florida. The primary focus of a substantial majority of our employees is advancing our clinical trials, preclinical studies, research and product development.

In addition, we work with a number of third parties within and outside the United States on various research and product development projects, including:

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preclinical small and large animal testing for product candidate enhancements and pipeline product candidate development; and

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contract research for clinical and preclinical testing of our pipeline product candidates.

We have also began studies for an immunotherapy product for cancer. The product is intended for the vet market and early in vitro studies in dogs have been initiated. In January 2014, we announced an exclusive license for the patents associated with these therapies and continue working on the vitro studies.

Cell Culturing

We have an approximately 2,000 square foot cell culturing facility at our headquarters in Sunrise, Florida. We began culturing cells at this facility for preclinical uses in the third quarter of 2006. Upon commencement of the MARVEL Trial in the fourth quarter of 2007, we began culturing cells at this facility for clinical uses.

Over the last three years, we have significantly improved our ability to:

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culture in excess of 800 million myoblast cells per biopsy; and

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produce cell cultures with a high percentage of viable myoblast cells.

Accordingly, we were able to increase the maximum dosage of myoblast cells injected as part of the MyoCell therapy to approximately 800 million myoblast cells. We expect to further refine our MyoCell cell culturing processes.

We have historically met and, with respect to the cell culturing of our product candidates in Europe, expect to meet, our cell culturing needs internally.

In 2013, Bioheart became an FDA registered tissue bank in order to provide stem cell banking capabilities. We are currently providing these services to physicians who send tissue samples from their patients for culture expansion and cryopreservation.

Third Party Reimbursement

Government and private insurance programs, such as Medicare, Medicaid, health maintenance organizations and private insurers, fund the cost of a significant portion of medical care in the United States. As a result, government imposed limits on reimbursement of hospitals and other healthcare providers have significantly impacted their spending budgets and buying decisions. Under certain government insurance programs, a healthcare provider is reimbursed a fixed sum for services rendered in treating a patient, regardless of the actual cost of such treatment incurred by the healthcare provider. Private third party reimbursement plans are also developing increasingly sophisticated methods of controlling healthcare costs through redesign of benefits and exploration of more cost-effective methods of delivering healthcare. In general, we believe that these government and private measures have caused healthcare providers to be more selective in the purchase of medical products.

As of the date of this report, CMS has agreed to reimburse some of the costs at the centers that are participating in the MARVEL Trial. Specifically, CMS will reimburse costs deemed “routine” in nature for patients suffering from heart failure. Examples of these reimbursable costs include, but are not limited to, costs associated with physical examination of the patients, x-rays, holter monitoring, MUGA scan and echocardiography. However, at present, CMS reimbursement does not cover the cost of MyoCell implantation.

Reimbursement for healthcare costs outside the United States varies from country to country. In European countries, the pricing of prescription pharmaceutical products and services and the level of government reimbursement are subject to governmental control. In these countries, pricing negotiations with governmental authorities can take six to twelve months or longer after the receipt of marketing approval for a product. To obtain reimbursement or pricing approval in some countries, we may be required to conduct one or more clinical trials that compare the cost effectiveness of our product candidates to other available therapies. Conducting one or more clinical trials would be expensive and result in delays in commercialization of our product candidates.

Research Grants

Historically, part of our research and development efforts have been indirectly funded by research grants to various centers and/or physicians that have participated in our MyoCell and MyoCath clinical trials. As part of our development strategy, we intend to continue to seek to develop research partnerships with centers and/or physicians. On November 1, 2010, Bioheart, Inc. received written notice of approval of a grant in the approximate amount of $244,500 under the qualifying therapeutic discovery project under section 48D of the Internal Revenue code. On November 9, 2010 Bioheart received the $244,500 grant funds.

Patents and Proprietary Rights

We own or hold licenses or sublicenses to an intellectual property portfolio consisting of numerous patents and patent applications in the United States, and in foreign countries, for use in the field of heart muscle regeneration. References in this report to “our” patents and patent applications and other similar references include the patents and patent applications that are owned by us, and references to patents and patent applications that are “licensed” to us and other similar references refer to patents, patent applications and other intellectual property that are licensed or sublicensed to us.

Patent life determination depends on the date of filing of the application or the date of patent issuance and other factors as promulgated under the patent laws. Under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, as amended, a patent which claims a product, use or method of manufacture covering drugs and certain other products, including biologic products, may be extended for up to five years to compensate the patent holder for a portion of the time required for research and FDA review of the product. Only one patent applicable to an approved drug or biologic product is eligible for a patent term extension. This law also establishes a period of time following approval of a drug or biologic product during which the FDA may not accept or approve applications for certain similar or identical drugs or biologic products from other sponsors unless those sponsors provide their own safety and efficacy data.

MyoCell is no longer protected by patents outside, which means that competitors will be free to sell products that incorporate the same or similar technologies that are used in MyoCell without infringing our patent rights. As a result, MyoCell, if approved for use, may be vulnerable to competition. In addition, many of the patent and patent applications that have been licensed to us that pertain to our other product candidates do not cover certain countries within Europe.

Our commercial success will depend to a significant degree on our ability to:

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defend and enforce our patents and/or compel the owners of the patents licensed to us to defend and enforce such patents, to the extent such patents may be applicable to our products and material to their commercialization;

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obtain additional patent and other proprietary protection for MyoCell and our other product candidates;

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obtain and/or maintain appropriate licenses to patents, patent applications or other proprietary rights held by others with respect to our technology, both in the United States and other countries;

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preserve company trade secrets and other intellectual property rights relating to our product candidates; and

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operate without infringing the patents and proprietary rights of third parties.

In addition to patented intellectual property, we also rely on our own trade secrets and proprietary know-how to protect our technology and maintain our competitive position, since patent protection may not be available or applicable to our technology. Our policy is to require each of our employees, consultants and advisors to execute a confidentiality and inventions assignment agreement before beginning their employment, consulting or advisory relationship with us. The agreements generally provide that the individual must keep confidential and not disclose to other parties any confidential information developed or learned by the individual during the course of the individual’s relationship with us except in limited circumstances. These agreements generally also provide that we shall own all inventions conceived by the individual in the course of rendering services to us. Moreover, some of our academic institution licensors, collaborators and scientific advisors have rights to publish data and information to which we have rights, which may impair our ability to protect our proprietary information or obtain patent protection in the future.

We work with others in our research and development activities and one of our strategies is to enter into collaborative agreements with third parties to develop our proposed products. Disputes may arise about inventorship and corresponding rights in know-how and inventions resulting from the joint creation or use of intellectual property by us and our licensors, collaborators, consultants and others. In addition, other parties may circumvent any proprietary protection we do have. As a result, we may not be able to maintain our proprietary position.

We are not currently a party to any litigation or other adverse proceeding related to our patents, patent licenses or intellectual property rights. However, if we become involved in litigation or any other adverse intellectual property proceeding, for example, as a result of an alleged infringement, or a third party alleging an earlier date of invention, we may have to spend significant amounts of money and time and, in the event of an adverse ruling, we could be subject to liability for damages, including treble damages, invalidation of our intellectual property and injunctive relief that could prevent us from using technologies or developing products, any of which could have a significant adverse effect on our business, financial condition and results of operation. In addition, any claims relating to the infringement of third party proprietary rights, or earlier date of invention, even if not meritorious, could result in costly litigation, lengthy governmental proceedings, divert management’s attention and resources and require us to enter royalty or license agreements which are not advantageous, if available at all.

Primary MyoCath Patent

The Primary MyoCath Patent includes device claims that we believe covers, among other things, the structure of MyoCath. The Primary MyoCath Patent expires in the United States in September 2017.

In January 2000, we entered into a license agreement with Comedicus Incorporated pursuant to which Comedicus granted us a royalty-free, fully paid-up, non-exclusive and irrevocable license to the Primary MyoCath Patent in exchange for a payment of $50,000. This agreement was amended in August 2000 to provide us an exclusive license to the Primary MyoCath Patent in exchange for a payment of $100,000 and our loan of $250,000 to Comedicus. Pursuant to this amendment we also received the right, but not the obligation, with Comedicus’ consent, which consent is not to be unreasonably withheld, to defend the Primary MyoCath Patent against third party infringers.

In June 2003, we entered into agreements with Advanced Cardiovascular Systems, Inc., or ACS, originally a subsidiary of Guidant Corporation and now d/b/a Abbott Vascular, a division of Abbott Laboratories, pursuant to which we assigned our rights under the license agreement with Comedicus, as amended, and committed to deliver 160 units of MyoCath and sold certain of our other catheter related intellectual property, or, collectively, with the Primary MyoCath Patent (the Catheter IP), for aggregate consideration of $900,000. In connection with these agreements, ACS granted to us a co-exclusive, irrevocable, fully paid-up license to the Catheter IP for the life of the patents related to the Catheter IP.

ACS has the exclusive right, at its own expense, to file, prosecute, issue, maintain, license, and defend the Catheter IP, and the primary right to enforce the Catheter IP against third party infringers. If ACS fails to enforce the Catheter IP against a third party infringer within a specified period of time, we have the right to do so at our expense. The party enforcing the Catheter IP is entitled to retain any recoveries resulting from such enforcement. The asset purchase agreement only pertains to the Catheter IP developed or acquired by us prior to June 24, 2003. Our subsequent catheter related developments and/or acquisitions, such as MyoCath II, were not sold or licensed to ACS.

MyoCell SDF-1 Patents

To develop our MyoCell SDF-1 product candidate, we rely primarily on patents. We had an agreement to license patents from Juventas. These patents relate to methods of repairing damaged heart tissue by transplanting myoblasts that express SDF-1 and other therapeutic proteins capable of recruiting other stem cells within a patient’s own body to the cell transplant area. We believe we will also need to, among other things, license some additional intellectual property to commercialize MyoCell SDF-1 in the form we believe may prove to be the most safe and/or effective.

In February 2006, we signed a patent licensing agreement with the Cleveland Clinic which provided us with the worldwide, exclusive rights to three pending U.S. patent applications and certain corresponding foreign filings in the following jurisdictions: Australia, Brazil, Canada, China, Europe and Japan, or, collectively, the Cleveland Clinic IP, related to methods of repairing damaged heart tissue by transplanting myoblasts that express SDF-1 and other therapeutic proteins capable of recruiting other stem cells within a patient’s own body to the cell transplant area. The term of our agreement with the Cleveland Clinic expired in July of 2009, when the license to the patents was turned over to a Cleveland Clinic affiliate, Juventas. We have an understanding with Juventas to restore the license to the patents once certain milestones have been achieved by Bioheart.

In 2007, Bioheart signed a Letter of Intent with Ono Pharmaceutical which provided rights to conduct clinical development and testing of SDF-1 to determine the effectiveness of SDF-1 for the treatment of damaged myocardium and tissues following acute myocardial infarction, coronary arterial diseases or heart failure. If the results of this testing is deemed successful then the parties agree to enter into good faith negotiations in an effort to reach a definitive license agreement that will allow Bioheart to commercialize its SDF-1 product candidate in all territories of the world except Japan.

MyoCath II Patents

In April 2006, we entered into an agreement with Tricardia, LLC pursuant to which Tricardia granted us a sublicenseable license to certain patents and patent applications in the United States, Australia, Canada, Europe and Japan covering the modified injection needle we intend to use as part of MyoCath II, or the MyoCath II Patents, in exchange for a one-time payment of $100,000. Our license covers and is exclusive with respect to products developed under the MyoCath II Patents for the delivery of therapeutic compositions to the heart. Unless earlier terminated by mutual consent of the parties, our agreement with Tricardia will terminate upon the expiration date of the last MyoCath II Patent.

Tricardia has the obligation to take all actions necessary to file, prosecute and maintain the MyoCath II Patents. We are required to reimburse Tricardia, on a pro-rata basis with other licensees of Tricardia of the MyoCath II Patents, for all reasonable out-of-pocket costs and expenses incurred by Tricardia in prosecuting and maintaining the MyoCath II Patents. To the extent we do not wish to incur the cost of any undertaking or defense of any opposition, interference or similar proceeding involving the MyoCath II Patents with respect to any jurisdiction, the license granted to us pursuant to agreement will be automatically amended to exclude such jurisdiction.

Tricardia also has the first right, but not the obligation, to take any actions necessary to prosecute or prevent any infringement or threatened infringement of the MyoCath II Patents. To the extent Tricardia determines not to initiate suit against any infringer, we have the right, but not the obligation, to commence litigation for such alleged infringement. Our share of any recovery will equal 50% in the event Tricardia commences litigation and 90% in the event we commence litigation.

Sales and Marketing

MyoCell and MyoCell SDF-1

In advance of any expected commercial approval of our MyoCell product candidate in the United States, we intend to internally develop a direct sales and marketing force. We anticipate the team will comprise salespeople, clinical and reimbursement specialists and product marketing managers.

We intend to market MyoCell and/or MyoCell SDF-1 to interventional cardiologists and heart failure specialists. In the typical healthcare system the interventional cardiologist functions as a “gatekeeper” for determining the course of appropriate medical care for our target patient population.

We anticipate our marketing efforts will be focused on informing interventional cardiologists of the availability of our treatment alternative through the following channels of communication: (i) articles published in medical journals by widely recognized interventional cardiologists, including cardiologists that have participated in our clinical trials; (ii) seminars and speeches featuring widely recognized interventional cardiologists; and (iii) advertisements in medical journals.

Collaborative Arrangements for Seeking Regulatory Approvals and Distribution of Products Outside of the United States and Europe

Adipose-stem cell therapies

We have partnered with the Global Stem Cell Group to market and make available our AdipoCell adipose derived stem cell therapies to all doctors across the U.S. and in foreign markets.

Korea

On February 1, 2005, we entered into a joint venture agreement with Bioheart Korea, Inc., the predecessor entity of BHK, Inc., or BHK, pursuant to which we and BHK agreed to create a joint venture company called Bioheart Manufacturing, Inc., located in Korea to own and operate a cell culturing facility. The joint venture agreement contemplated that we would engage Bioheart Manufacturing to provide all cell culturing processes for our products and processes sold in Asia including Korea for a period of no less than ten years. Pursuant to the joint venture agreement, we agreed to contribute approximately $59,000 cash and Myocell manufacturing technology for an 18% equity interest in Bioheart Manufacturing, and BHK agreed to contribute approximately $9,592,032 for an 82% equity interest in Bioheart Manufacturing. On April 1, 2006, we entered into an in-kind investment agreement with Bioheart Manufacturing pursuant to which we agreed to provide Bioheart Manufacturing with the technology to manufacture MyoCell and MyoCath and, in exchange, received 25,890 common shares of Bioheart Manufacturing. In February 2009, our ownership interest in Bioheart Manufacturing, Inc. was reduced to approximately 6% as a result of additional investments in Bioheart Manufacturing, Inc. by third parties.   Shares in Bioheart Manufacturing, Inc., owned by Bioheart Inc. became 258,900 shares through a stock split. In May 2009, there was a corporate reorganization and AnC Bio Inc. was given the business of Bioheart Manufacturing Inc.

Pursuant to the joint venture agreement, we provided Bioheart Manufacturing with standard operating procedures, tests and testing protocols, cell selection methods, cell characterization methods, and all materials necessary to carry out the activities of the cell culturing facility in the manner required by us.

In August 2007, we entered into a supply agreement with BHK pursuant to which we supplied MyoCell and MyoCaths to BHM for use in clinical studies of MyoCell.

According to the agreement, upon Bioheart Manufacturing’s inability to continue its operations by reason of law, governmental order or regulation or Bioheart Manufacturing’s dissolution or liquidation for any reason, the agreement is null and void.

Government Regulation

The research and development, preclinical studies and clinical trials, and ultimately, the culturing, manufacturing, marketing and labeling of our product candidates are subject to extensive regulation by the FDA and other regulatory authorities in the United States and other countries. We believe MyoCell and our medical device products are subject to regulation in the United States and Europe as a biological product and a medical device, respectively.

Biological products are subject to regulation under the Federal Food, Drug, and Cosmetic Act, or the FD&C Act, the Public Health Service Act, or the PHS Act and their respective regulations as well as other federal, state, and local statutes and regulations. Medical devices are subject to regulation under the FD&C Act and the regulations promulgated hereunder as well as other federal, state, and local statutes and regulations. The FD&C Act and the PHS Act and the regulations promulgated hereunder govern, among other things, the testing, cell culturing, manufacturing, safety, efficacy, labeling, storage, record keeping, approval, clearance, advertising and promotion of our product candidates. Preclinical studies, clinical trials and the regulatory approval process typically take years and require the expenditure of substantial resources. If regulatory approval or clearance of a product is granted, the approval or clearance may include significant limitations on the indicated uses for which the product may be marketed.

FDA Regulation — Approval of Biological Products

The steps ordinarily required before a biological product may be marketed in the United States include:

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completion of preclinical studies according to good laboratory practice regulations;

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the submission of an IND application to the FDA, which must become effective before human clinical trials may commence;

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performance of adequate and well-controlled human clinical trials according to good clinical practices to establish the safety and efficacy of the proposed biological product for its intended use;

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satisfactory completion of an FDA pre-approval inspection of the manufacturing facility or facilities at which the product is manufactured, processes, packaged or held to assess compliance cGMP; and

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the submission to, and review and approval by, the FDA of a biologics license application, or BLA, that includes satisfactory results of preclinical testing and clinical trials.

Preclinical tests include laboratory evaluation of the product candidate, its formulation and stability, as well as animal studies to assess the potential safety and efficacy of the product candidate. The FDA requires that preclinical tests be conducted in compliance with good laboratory practice regulations. The results of preclinical testing are submitted as part of an IND application to the FDA together with manufacturing information for the clinical supply, analytical data, the protocol for the initial clinical trials and any available clinical data or literature. A 30-day waiting period after the filing of each IND application is required by the FDA prior to the commencement of clinical testing in humans. In addition, the FDA may, at any time during this 30-day waiting period or any time thereafter, impose a clinical hold on proposed or ongoing clinical trials. If the FDA imposes a clinical hold, clinical trials cannot commence or recommence without FDA authorization.

Clinical trials to support BLAs involve the administration of the investigational product to human subjects under the supervision of qualified investigators. Clinical trials are conducted under protocols detailing, among other things, the objectives of the study, the parameters to be used in monitoring safety and the efficacy criteria to be evaluated.

Clinical trials are typically conducted in three sequential phases, but the phases may overlap.

In Phase I clinical trials, the initial introduction of the biological product candidate into human subjects or patients, the product candidate is tested to assess safety, dosage tolerance, absorption, metabolism, distribution and excretion, including any side effects associated with increasing doses.

Phase II clinical trials usually involve studies in a limited patient population to identify possible adverse effects and safety risks, preliminarily assess the efficacy of the product candidate in specific, targeted indications; and assess dosage tolerance and optimal dosage.

If a product candidate is found to be potentially effective and to have an acceptable safety profile in Phase II evaluations, Phase III trials are undertaken within an expanded patient population at multiple study sites to further demonstrate clinical efficacy and safety, further evaluate dosage and establish the risk-benefit ratio of the product and an adequate basis for product labeling.

Phase IV, or post-marketing, trials may be mandated by regulatory authorities or may be conducted voluntarily. Phase IV trials are typically initiated to monitor the safety and efficacy of a biological product in its approved population and indication but over a longer period of time, so that rare or long-term adverse effects can be detected over a much larger patient population and time than was possible during prior clinical trials. Alternatively, Phase IV trials may be used to test a new method of product administration, or to investigate a product’s use in other indications. Adverse effects detected by Phase IV trials may result in the withdrawal or restriction of a drug.

If the required Phase I, II and III clinical testing is completed successfully, the results of the required clinical trials, the results of product development, preclinical studies and clinical trials, descriptions of the manufacturing process and other relevant information concerning the safety and effectiveness of the biological product candidate are submitted to the FDA in the form of a BLA. In most cases, the BLA must be accompanied by a substantial user fee. The FDA may deny a BLA if all applicable regulatory criteria are not satisfied or may require additional data, including clinical, toxicology, safety or manufacturing data. It can take several years for the FDA to approve a BLA once it is submitted, and the actual time required for any product candidate may vary substantially, depending upon the nature, complexity and novelty of the product candidate.

Before approving an application, the FDA will inspect the facility or facilities where the product is manufactured. The FDA will not approve a BLA unless it determines that the manufacturing processes and facilities are in compliance with cGMP requirements.

If the FDA evaluations of the BLA and the manufacturing facilities are favorable, the FDA may issue either an approval letter or an approvable letter. The approvable letter usually contains a number of conditions that must be met to secure final FDA approval of the BLA. When, and if, those conditions have been met to the FDA’s satisfaction, the FDA will issue an approval letter. If the FDA’s evaluation of the BLA or manufacturing facility is not favorable, the FDA may refuse to approve the BLA or issue a non-approvable letter that often requires additional testing or information.

FDA Regulation — Approval of Medical Devices

Medical devices are also subject to extensive regulation by the FDA. To be commercially distributed in the United States, medical devices must receive either 510(k) clearance or pre-market approval, or PMA, from the FDA prior to marketing. Devices deemed to pose relatively low risk are placed in either Class I or II, which requires the manufacturer to submit a pre-market notification requesting permission for commercial distribution, or 510(k) clearance. Devices deemed by the FDA to pose the greatest risk, such as life-sustaining, life-supporting or implantable devices, devices deemed not substantially equivalent to a previously 510(k) cleared device and certain other devices are placed in Class III which requires PMA. We anticipate that MyoCath will be classified as a Class III device.

To obtain 510(k) clearance, a manufacturer must submit a pre-market notification demonstrating that the proposed device is substantially equivalent in intended use and in safety and efficacy to a previously 510(k) cleared device, a device that has received PMA or a device that was in commercial distribution before May 28, 1976. The FDA’s 510(k) clearance pathway usually takes from four to twelve months, but it can last longer.

After a device receives 510(k) clearance, any modification that could significantly affect its safety or efficacy, or that would constitute a major change in its intended use, requires a new 510(k) clearance or could require PMA. The FDA requires each manufacturer to make this determination, but the FDA can review any such decision. If the FDA disagrees with a manufacturer’s decision not to seek a new 510(k) clearance, the agency may retroactively require the manufacturer to seek 510(k) clearance or PMA. The FDA also can require the manufacturer to cease marketing and/or recall the modified device until 510(k) clearance or PMA is obtained.

A product not eligible for 510(k) clearance must follow the PMA pathway, which requires proof of the safety and efficacy of the device to the FDA’s satisfaction. The PMA pathway is much more costly, lengthy and uncertain than the 510(k) approval pathway. A PMA application must provide extensive preclinical and clinical trial data and also information about the device and its components regarding, among other things, device design, manufacturing and labeling. As part of the PMA review, the FDA will typically inspect the manufacturer’s facilities for compliance with quality system regulation requirements, which impose elaborate testing, control, documentation and other quality assurance procedures. Upon acceptance by the FDA of what it considers a completed filing, the FDA commences an in-depth review of the PMA application, which typically takes from one to two years, but may last longer. The review time is often significantly extended as a result of the FDA asking for more information or clarification of information already provided.

If the FDA’s evaluation of the PMA application is favorable, and the applicant satisfies any specific conditions (e.g., changes in labeling) and provides any specific additional information (e.g., submission of final labeling), the FDA will issue a PMA for the approved indications, which can be more limited than those originally sought by the manufacturer. The PMA can include post-approval conditions that the FDA believes necessary to ensure the safety and efficacy of the device including, among other things, restrictions on labeling, promotion, sale and distribution. Failure to comply with the conditions of approval can result in an enforcement action, which could have material adverse consequences, including the loss or withdrawal of the approval.

Even after approval of a pre-market application, a new PMA or PMA supplement is required in the event of a modification to the device, its labeling or its manufacturing process.

FDA Regulation — Post-Approval Requirements

Even if regulatory clearances or approvals for our product candidates are obtained, our products and the facilities manufacturing our products will be subject to continued review and periodic inspections by the FDA. For example, as a condition of approval of a new drug application, the FDA may require us to engage in post-marketing testing and surveillance and to monitor the safety and efficacy of our products. Holders of an approved new BLA, PMA or 510(k) clearance product are subject to several post-market requirements, including the reporting of certain adverse events involving their products to the FDA, provision of updated safety and efficacy information, and compliance with requirements concerning the advertising and promotion of their products.

In addition, manufacturing facilities are subject to periodic inspections by the FDA to confirm the facilities comply with cGMP requirements. In complying with cGMP, manufacturers must expend money, time and effort in the area of production and quality control to ensure full compliance. For example, manufacturers of biologic products must establish validated systems to ensure that products meet high standards of sterility, safety, purity, potency and identity. Manufacturers must report to the FDA any deviations from cGMP or any unexpected or unforeseeable event that may affect the safety, quality, or potency of a product. The regulations also require investigation and correction of any deviations from cGMP and impose documentation requirements.

In addition to regulations enforced by the FDA, we are also subject to regulation under the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substances Control Act, the Resource Conservation and Recovery Act and other federal, state and local regulations. Our research and development activities involve the controlled use of hazardous materials, chemicals, biological materials and radioactive compounds.

International Regulation

Our product candidates are subject to regulation in every country where they will be tested or used. Whether or not we obtain FDA approval for a product candidate, we must obtain the necessary approvals from the comparable regulatory authorities of foreign countries before we can commence testing or marketing of a product candidate in those countries. The requirements governing the conduct of clinical trials and the approval processes vary from country to country and the time required may be longer or shorter than that associated with FDA approval.

The European Economic Area requires that manufacturers of medical devices obtain the right to affix the CE mark to their products before selling them in member countries. The CE mark is an international symbol of adherence to quality assurance standards and compliance with applicable European medical device directives. In order to obtain the right to affix the CE mark to a medical device, the medical device in question must meet the essential requirements defined under the Medical Device Directive (93/42/ EEC) relating to safety and performance, and the manufacturer of the device must undergo verification of regulatory compliance by a third party standards certification provider, known as a notified body.

In addition to regulatory clearance, the conduct of clinical trials in the European Union is governed by the European Clinical Trials Directive (2001/20/ EC), which was implemented in May 2004. This directive governs how regulatory bodies in member states may control clinical trials. No clinical trial may be started without authorization by the national competent authority and favorable ethics approval.

Manufacturing facilities are subject to the requirements of the International Standards Organization. In complying with these requirements, manufacturers must expend money, time and effort in the area of production and quality control to ensure full compliance.

In some cases, we plan to submit applications with different endpoints or other elements outside the United States due to differing practices and requirements in particular jurisdictions. However, in cases where different endpoints will be used outside the United States, we expect that such submissions will be discussed with the FDA to ensure that the FDA is comfortable with the nature of human trials being conducted in any part of the world. As in the United States, post-approval regulatory requirements, such as those regarding product manufacture, marketing, or distribution, would apply to any product that is approved in Europe.

Competition

Our industry is subject to rapid and intense technological change. We face, and will continue to face, competition from pharmaceutical, biopharmaceutical, medical device and biotechnology companies developing heart failure treatments both in the United States and abroad, as well as numerous academic and research institutions, governmental agencies and private organizations engaged in drug funding or discovery activities both in the United States and abroad. We also face competition from entities and healthcare providers using more traditional methods, such as surgery and pharmaceutical regimens, to treat heart failure. We believe there are a substantial number of heart failure products under development by numerous pharmaceutical, biopharmaceutical, medical device and biotechnology companies, and it is likely that other competitors will emerge.

Many of our existing and potential competitors have substantially greater research and product development capabilities and financial, scientific, marketing and human resources than we do. As a result, these competitors may succeed in developing competing therapies earlier than we do; obtain patents that block or otherwise inhibit our ability to further develop and commercialize our product candidates; obtain approvals from the FDA or other regulatory agencies for products more rapidly than we do; or develop treatments or cures that are safer or more effective than those we propose to develop. These competitors may also devote greater resources to marketing or selling their products and may be better able to withstand price competition. In addition, these competitors may introduce or adapt more quickly to new technologies or scientific advances, which could render our technologies obsolete, and may introduce products that make the continued development of our product candidates uneconomical. These competitors may also be more successful in negotiating third party licensing or collaborative arrangements and may be able to take advantage of acquisitions or other strategic opportunities more readily than we can.

Our ability to compete successfully will depend on our continued ability to attract and retain skilled and experienced scientific, clinical development and executive personnel, to identify and develop viable heart failure product candidates and to exploit these products and compounds commercially before others are able to develop competitive products.

We believe the principal competitive factors affecting our markets include, but are not limited to:

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the safety and efficacy of our product candidates;

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the freedom to develop and commercialize cell-based therapies, including appropriate patent and proprietary rights protection;

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the timing and scope of regulatory approvals;

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the cost and availability of our products;

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the availability and scope of third party reimbursement programs; and

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the availability of alternative treatments.

We are still in the process of determining, among other things:

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if MyoCell and MyoCell SDF-1 are both safe and effective;

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the timing and scope of regulatory approvals; and

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the availability and scope of third party reimbursement programs.

Accordingly, we have a limited ability to predict how competitive MyoCell will be relative to existing treatment alternatives and/or treatment alternatives that are under development. See “Business — Diagnosis and Management of Heart Failure.”

If approved, MyoCell will compete with surgical, pharmaceutical and mechanical based therapies. Surgical options include heart transplantation and left ventricular reconstructive surgery. Although not readily accessible, heart transplantation has proven to be an effective treatment for patients with severe damage to the heart who locate a donor match and are in sufficiently good health to undergo major surgery. Mechanical therapies such as biventricular pacing, ventricular restraint devices and mitral valve therapies have been developed by companies such as Medtronic, Inc., Acorn Cardiovascular, Inc., St. Jude Medical, Inc., World Heart Corporation, Guidant Corporation, a part of Boston Scientific, and Edwards Lifesciences Corp. Pharmaceutical therapies include anti-thrombotics, calcium channel blockers such as Pfizer’s Norvasc® and ACE inhibitors such as Sanofi’s Delix®.

The field of regenerative medicine is rapidly progressing, as many organizations are initiating or expanding their research efforts in this area. We are also aware of several competitors seeking to develop cell-based therapies for the treatment of cardiovascular disease, including Aldagen, Inc., Angioblast Systems, Inc., Athersys, Inc., Baxter International, Inc., Cytori Therapeutics, Inc., MG Biotherapeutics, LLC (a joint venture between Genzyme Corporation and Medtronic, Inc.), Mytogen, Inc. (a wholly-owned subsidiary of Advanced Cell Technology, Inc.), Osiris Therapeutics, Inc. (products now owned by Mesoblast), ViaCell, Inc. (a wholly-owned subsidiary of PerkinElmer, Inc.), and potentially others.

It is our understanding that some of our large competitors have devoted considerable resources to developing a myoblast-based cell therapy for treating severe damage to the heart.

Some organizations are involved in research using alternative cell sources, including bone marrow, embryonic and fetal tissue, umbilical cord and peripheral blood, and adipose tissue.

Many of our existing and potential competitors have substantially greater research and product development capabilities and financial, scientific, marketing and human resources than we do. These competitors may also devote greater resources to marketing or selling their products and may be better able to withstand price competition. In addition, these competitors may introduce or adapt more quickly to new technologies or scientific advances, which could render our technologies obsolete, and may introduce products that make the continued development of our product candidates uneconomical. These competitors may also be more successful in negotiating third party licensing or collaborative arrangements and may be able to take advantage of acquisitions or other strategic opportunities more readily than we can.

Reliance on Key Personnel and Consultants

The Company has three full-time employees and no part-time employees. The Company is heavily dependent on the continued active participation of its two current executive officers, one employee and key consultants. The loss of any of the senior management or key consultants could significantly and negatively impact the business until adequate replacements can be identified and put in place.

Properties

Our headquarters are located in Sunrise, Florida and consists of 4,860 square feet of space, which we lease at a current rent of approximately $65,124 per year. The lease expired in January 2013. In January 2013, the Company amended its facility lease to extend the term of the lease until April 30, 2013. In April 2013, the Company amended its facility lease to extend the term of the lease until August 15, 2013. In September 2013, the Company amended its facility lease to extend the term until August 2016.

 In addition to our corporate offices, at this location, we maintain:

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our MyoCell cell culturing facility for supply within the United States; and

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a fully equipped cell culturing laboratory where we perform experimental work in the areas of cell culturing, cell engraftment, and other advanced research projects related to our core business.

We believe the space available at our headquarters will be sufficient to meet the needs of our operations for the foreseeable future.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The discussion and analysis of the Company’s financial condition and results of operations is based upon its financial statements, which have been prepared in accordance with generally accepted accounting principles generally accepted in the United States (or "GAAP"). The preparation of those financial statements requires us to make estimates and judgments that affect the reported amount of assets and liabilities at the date of its financial statements. Actual results may differ from these estimates under different assumptions or conditions.

Our Ability To Continue as a Going Concern

Our independent registered public accounting firm has issued its report dated March 20, 2014 in connection with the audit of our financial statements as of December 31, 2013 that included an explanatory paragraph describing the existence of conditions that raise substantial doubt about our ability to continue as a going concern. Our financial statements as of December 31, 2013 have been prepared under the assumption that we will continue as a going concern. If we are not able to continue as a going concern, it is likely that holders of our common stock will lose all of their investment. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Overview

We are a biotechnology company focused on the discovery, development and, subject to regulatory approval, commercialization of autologous cell therapies for the treatment of chronic and acute heart damage. Our lead product candidate is MyoCell, an innovative clinical therapy designed to populate regions of scar tissue within a patient’s heart with autologous muscle cells, or cells from a patient’s body, for the purpose of improving cardiac function in chronic heart failure patients.

Biotechnology Product Candidates

We are focused on the discovery, development and, subject to regulatory approval, commercialization of autologous cell therapies for the treatment of chronic and acute heart damage. In our pipeline, we have multiple product Candidates for the treatment of heart damage, including MyoCell, Myocell SDF-1 and AdipoCell. MyoCell and MyoCell SDF-1 are clinical muscle-derived cell therapies designed to populate regions of scar tissue within a patient’s heart with new living cells for the purpose of improving cardiac function in chronic heart failure patients. MyoCell SDF-1 is intended to be an improvement to MyoCell. MyoCell SDF-1 is similar to MyoCell except that the myoblast cells to be injected for use in MyoCell SDF-1 will be modified prior to injection by an adenovirus vector or non-viral vector so that they will release extra quantities of the SDF-1 protein, which expresses angiogenic factors. AdipoCell is a patient-derived cell therapy proposed for the treatment of acute myocardial infarction, chronic heart ischemia, and lower limb ischemia. We hope to demonstrate that these product candidates are safe and effective complements to existing therapies for chronic and acute heart damage.

Our most recent completed clinical trials of MyoCell are the SEISMIC Trial, a 40-patient, randomized, multicenter, controlled, Phase II-a study conducted in Europe and the MYOHEART Trial, a 20-patient, multicenter, Phase I dose-escalation trial conducted in the United States.

We were approved by the FDA, to proceed with a 330-patient, multicenter Phase II/III trial of MyoCell in North America and Europe, or the MARVEL Trial. We completed the MyoCell implantation procedure on the first patient in the MARVEL Trial on October 24, 2007. Thus far, 20 patients, including 6 control patients, have been treated. Initial results for the 20 patients were released at the Heart Failure Society of American meeting in September, 2009, showing a significant (35%) improvement in the 6 minute walk for those patients who were treated, and no improvement for those who received a placebo. On the basis of these results, we have applied for and received approval from the FDA to reduce the number of additional patients in the trial to 134, for a total of 154 patients. The SEISMIC, MYOHEART and MARVEL Trials have been designed to test the safety and efficacy of MyoCell in treating patients with severe, chronic damage to the heart. Upon regulatory approval of MyoCell, we intend to generate revenue in the United States from the sale of MyoCell cell-culturing services for treatment of patients by qualified physicians.

We received approval from the FDA in July of 2009 to conduct a Phase I safety study on 15 patients of a combined therapy (Myocell with SDF-1), which we believe was the first approval of a study combining gene and cell therapies. We initially commenced work on this study, called the REGEN Trial, during the first quarter of 2010. We suspended activity on the trial in 2010 while seeking additional funding necessary to conduct the trial. We are seeking to secure sufficient funds to reinitiate enrollment in the MARVEL and REGEN trials. If we successfully secure such funds, we intend to re-engage a contract research organization, or CRO, investigators and certain suppliers to advance such trials. We have initiated and enrolled our first patient in the MIRROR trial in 2013. The trial is very similar to the MARVEL trial but focusses on sites outside the US. We will continue enrollment in the MIRROR trial once we have secured sufficient funds.

We have completed the Phase 1 Angel Trial for AdipoCell (adipose derived stem cells). Five patients were enrolled and treated in the second quarter of 2013. At the twelve (12) month time point, patients demonstrated a statistically significant average improvement in ejection fraction (EF) by echocardiogram.

At the three (3) month time point, 100% of the patients demonstrated either improvement or stayed the same. After three (3) months, patients showed an average absolute improvement of 3 percentage points in EF. The patients continued to improve from 3 months to 6 months with a statistically significant average absolute improvement of 10 percentage points (p=0.01) and at the 12 month follow up patients showed this same level of improvement (p=0.01).

We have also initiated several Institutional Review Board studies in 2013 using adipose derived stem cells for various indications including dry macular degeneration, degenerative disc disease, erectile dysfunction and chronic obstructive pulmonary disease. In the second quarter of 2014, we announced the treatment of a patient in Honduras with congestive heart failure using AdipoCell and MyoCell. This was the first patient treated in the world using a combination of stem cells. We have begun two clinical trials in India. The first cardiac patient has successfully been enrolled and treated in India using AdipoCell or adipose derived stem cells. The second trial will involve the combination of AdipoCellTM and MyoCell® or muscle derived stem cells for congestive heart failure patients. These trials are active and ongoing.

We announced a joint venture in South Africa and the facilities called “South African Stem Cell Institute” were successfully opened in September, 2014. A total of 12 patients underwent autologous cell therapies for the treatment of spinal cord injury, diabetes, arthritis, autoimmune disease and more. All of the patient receive an in-clinic treatment as well as cell culture expansion and cryopreservation. The patient cells are multiplied and preserved in sub-zero temperatures for future treatments as required. We retains a49% ownership of the new entity.

MyoCath Product Candidate

The MyoCath is a deflecting tip needle injection catheter that has a larger (25 gauge) needle to allow for better flow rates and less leakage than systems that are 27 gauge. This larger needle allows for thicker compositions to be injected, which helps with cell retention in the heart.

Also, the MyoCath needle has more fluoroscopic brightness than the normally used nitinol needle, enabling superior visualization during the procedure. Seeing the needle well during injections enables the physician who is operating the catheter to pinpoint targeted areas more precisely. The MyoCath is used to inject cells into cardiac tissue in therapeutic procedures to treat chronic heart ischemia and congestive heart failure. Investigators in our MARVEL Trial may use either our MyoCath catheters or Biosense Webster’s (a Johnson & Johnson company) NOGA® Cardiac Navigation System along with the MyoStarTM injection catheter for the delivery of MyoCell to patients enrolled in the trial. We are currently producing Myocath catheters with a contract manufacturer on an as needed basis.

We conduct operations in one business segment. We may organize our business into more discrete business units when and if we generate significant revenue from the sale of our product candidates. Our revenue since inception has been generated inside and outside the United States, and the majority of our long-lived assets are located in the United States.

Securities Purchase Agreements

On October 7, 2014, we entered into a securities purchase agreement (the “Purchase Agreement”) with Magna Equities II, LLC, a New York limited liability company (“Magna”). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Magna shall purchase from us, a senior convertible note with an initial principal amount of $307,500 (the “Convertible Note”) for a purchase price of $205,000 (an approximately 33.33% original issue discount). Pursuant to the Purchase Agreement, we issued the Convertible Note to Magna. The Convertible Note matures on August 7, 2015 and, in addition to the approximately 33.33% original issue discount, accrues interest at the rate of 12% per annum. The Convertible Note is convertible at any time, in whole or in part, at Magna’s option into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a fixed conversion price of $0.01035 per share. $40,000 of the outstanding principal amount of the Convertible Note (together with any accrued and unpaid interest with respect to such portion of the principal amount) shall be automatically extinguished (without any cash payment by us) under certain conditions described in the Purchase Agreement. In connection with the execution of the Purchase Agreement, our company and Magna also entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to file an initial registration statement with the SEC to register the resale of the Common Stock into which the Convertible Note may be converted,

On October 23, 2014, we entered into a common stock purchase agreement (the “Purchase Agreement”) with Magna Equities II, LLC, a New York limited liability company (the “Investor”). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, the Investor is committed to purchase up to $3,000,000 (the “Total Commitment”) worth of our common stock, $0.001 par value (the “Shares”), over the 24-month term of the Purchase Agreement. In connection with the execution of the Purchase Agreement, on the Closing Date, our company and the Investor also entered into a registration rights agreement. We paid to the Investor a commitment fee for entering into the Purchase Agreement equal to $150,000 (or 5.0% of the Total Commitment under the Purchase Agreement) in the form of 9,109,128 restricted shares of our common stock, calculated using a per share price of $0.016467.

Results of Operations Overview of Year Ended December 31, 2013

Revenues

We have not generated any material revenues from our MyoCell product candidate. The revenues we have recognized to date are related to (i) sales of MyoCath to ACS and other parties, (ii) fees associated with our assignment to ACS of our rights relating to the Primary MyoCath Patent, (iii) revenues generated from paid registry trials, (iv) revenues from the sale of our now discontinued tissue genesis system and related supplies and (v) revenues generated for providing cell culturing services under exclusive supply agreements. We did not generate significant revenue in 2013 and do not expect to do so in 2014. Our revenue may vary substantially from quarter to quarter and from year to year. We believe that period-to-period comparisons of our results of operations are not meaningful and should not be relied upon as indicative of our future performance. We do not expect to generate substantial revenues until we obtain regulatory approval for and commercialize our product candidates, which we do not expect to occur before 2015.

We recognized revenues of $96,085 in 2013 compared to revenues of $61,109 in 2012. Our revenue in 2013 was generated from the sale of MyoCath catheters, AdipoCell and laboratory services. Our revenues for 2012 were generated from the sale of MyoCath Catheters and laboratory services.

Cost of Sales

Cost of sales consists of the costs associated with the production of MyoCath.

Cost of sales was $30,831 in the twelve-month period ended December 31, 2013 compared to $1,070 in the twelve-months ended December 31, 2012.

Research and Development

Our research and development expenses consist of costs incurred in identifying, developing and testing our product candidates. These expenses consist primarily of costs related to our clinical trials, the acquisition of intellectual property licenses and preclinical studies. We expense research and development costs as incurred.

Clinical trial expenses include costs related to the culture and preparation of cells in connection with our clinical trials, costs of contract research, costs of clinical trial facilities, costs of delivery systems, salaries and related expenses for clinical personnel and insurance costs. Preclinical study expenses include costs of contract research, salaries and related expenses for personnel, costs of development biopsies, costs of delivery systems and costs of lab supplies.

We are focused on the development of a number of autologous cell-based therapies, and related devices, for the treatment of heart damage. Accordingly, many of our costs are not attributable to a specifically identified product candidate. We use our employee and infrastructure resources across several projects, and we do not account for internal research and development costs on a product candidate by product candidate basis. From inception through December 31, 2013, we incurred aggregate research and development costs of approximately $65.3 million (unaudited) related to our product candidates We estimate that at least $48.4 million (unaudited) of these expenses relate to our preclinical and clinical development of MyoCell and at least $5.2 million of these expenses relate to our preclinical and clinical development of MyoCath.

During the third quarter 2009, we received notification that approximately $630,000 in pending projects (Indiana University, University of Florida, Northwestern University, and other sites) was completed. As of December 31, 2013, of the $630,000, we still have an accrual of $219,000 for the completed contracts.

Clinical trials and preclinical studies are time-consuming and expensive. Our expenditures on current and future preclinical and clinical development programs are subject to many uncertainties. We generally test our products in several preclinical studies and then conduct clinical trials for those product candidates that we determine to be the most promising. As we obtain results from clinical trials, we may elect to discontinue or delay trials for some product candidates in order to focus our resources on more promising product candidates. Completion of clinical trials may take several years or more, but the length of time generally varies substantially according to the type, size of trial and intended use of the product candidate.

Due to the risks inherent in the clinical trial process, development completion dates and costs vary significantly for each product candidate, are difficult to estimate and are likely to change as clinical trials progress.

The cost of clinical trials may vary significantly over the life of a project as a result of a variety of factors, including the number of patients who participate in the clinical trials, the number of sites included in the clinical trials, the length of time required to enroll trial participants, the efficacy and safety profile of our product candidates and the costs and timing of and our ability to secure regulatory approvals.

Marketing, General and Administrative

Our marketing, general and administrative expenses primarily consist of the costs associated with our general management and clinical marketing and trade programs, including, but not limited to, salaries and related expenses for executive, administrative and marketing personnel, rent, insurance, legal and accounting fees, consulting fees, travel and entertainment expenses, conference costs and other clinical marketing and trade program expenses.

Stock-Based Compensation

Stock-based compensation reflects our recognition as an expense of the value of stock options and other equity instruments issued to our employees and non-employees over the vesting period of the options and other equity instruments. We have granted to our employees options to purchase shares of common stock at exercise prices equal to the fair market value of the underlying shares of common stock at the time of each grant, as determined by our Board of Directors, with input from management.

In valuing our common stock, our Board of Directors considered a number of factors, including, but not limited to:

•

our financial position and historical financial performance;

•

the illiquidity of our capital stock as a private company prior to our IPO;

•

arm's length sales of our common stock;

•

the development status of our product candidates;

•

the business risks we face;

•

vesting restrictions imposed upon the equity awards;

•

an evaluation and benchmark of our competitors; and

•

the prospects of a liquidity event, such as our initial public offering in February 2008.

In April 1, 2013, the Board of Directors approved, subject to shareholder approval, the establishment of the Bioheart 2013 Omnibus Equity Compensation Plan, or the “2013 Omnibus Plan”. The 2013 Omnibus Plan reserves up to fifty million shares of common stock for issuance.

Effective April 1, 2013, the Board of Directors resolved that stock options granted for the past three years as of February 25, 2013 be repriced for employees, management and board members, at the exercise price of the average of the last 5 trading days’ closing price as of February 25, 2013. Subsequently, this action was rescinded and the repricing date was set for August 5, 2013.

A summary of options at December 31, 2013 and activity during the year then ended is presented below:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)
Options outstanding at January 1, 2012	4,636,318	$1.20	8.1
Granted	3,300,000	$0.04	-
Exercised	-	-	--
Forfeited/Expired	(82,942)	$5.57	-
Options outstanding at December 31, 2012	7,853,376	$0.67	8.2
Granted	17,400,000	$0.016	9.9
Exercised	-	-	-
Forfeited/Expired	(1,340,433)	$1.08	-
Options outstanding at December 31, 2013	23,912,943	$0.15	9.0
Options exercisable at December 31, 2013	6,600,443	$0.48	8.0
Available for grant at December 31, 2013	32,600,000	-	-

The following information applies to options outstanding and exercisable at December 31, 2013:

	Options Outstanding			Options Exercisable
	Shares	Weighted- Average Remaining Contractual Term	Weighted- Average Exercise Price	Shares	Weighted- Average Exercise Price
$0.00 – $0.70	23,290,000	9.2	$0.03	5,977,500	$0.04
$0.71 – $1.28	162,286	4.4	$0.80	162,286	$0.80
$5.25 – $5.67	435,945	2.0	$5.57	435,945	$5.57
$7.69	24,712	2.6	$7.69	24,712	$7.69
	23,912,943	9.0	$0.15	6,600,443	$0.48

On January 16, 2012, the Company granted 500,000 employee stock options in connection services rendered at the exercise price of $0.10 per share vesting over four years from the date of issuance.

The fair values of the employee options issued on January 16, 2012 were determined using the Black Scholes option pricing model with the following assumptions: Dividend yield: 0%; Volatility: 164.79% and Risk free rate: 1.89%.

On August 6, 2012, the Company granted an aggregate 2,800,000 employee stock options in connection services rendered at the exercise price of $0.03 per share vesting over four years from the date of issuance.

The fair values of the employee options issued on August 6, 2012 were determined using the Black Scholes option pricing model with the following assumptions: Dividend yield: 0%; Volatility: 164.91% and Risk free rate: 1.59%.

On August 5, 2013, the Company re-priced options previously issued from 2011 through 2012 for current employees and officers in aggregate of 4,890,000 options with previous exercise prices from $0.03 to $0.21 per share to $0.01694 per share, all other terms remaining unchanged. The gross change in fair value, determined using the Black Scholes option pricing model, of $1,630 was charged to current period operations.

On August 1, 2013, the Company issued an aggregate 15,000,000 options to purchase the Company’s common stock at $0.01576 per share vesting over four years.  The fair value of $245,749, determined using the Black Scholes option pricing model with the following assumptions: Dividend yield: 0%; Volatility: 153.27% and Risk free rate: 2.74%, of which $25,599,240 was charged to current period operations.

On September 1, 2013, the Company issued an aggregate 2,400,000 options to purchase the Company’s common stock at $0.01654 per share, respectively; to officers and employees, exercisable immediately. The fair value of $37,823, determined using the Black Scholes option pricing model with the following assumptions: Dividend yield: 0%; Volatility: 150.98% and Risk free rate: 2.78%, was charged to current period operations.

The fair value of all options vesting during the year ended December 31, 2013 and 2012 of $125,515 and $76,674, respectively, was charged to current period operations.

Warrants

A summary of common stock purchase warrants at December 31, 2013 and activity during the year then ended is presented below:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)
Outstanding at January 1, 2012	32,610,075	$0.86	3.8
Issued	42,396,432	$0.018	5.78
Exercised	—	$0.00
Forfeited	(933,185)	$0.76
Outstanding at December 31, 2012	74,073,322	$0.37	4.5
Issued	50,350,536	$0.016	9.2
Exercised	—
Expired	(6,345,002)	$0.38
Outstanding at December 31, 2013	118,078,856	$0.22	6.3
Exercisable at December 31, 2013	101,371,743	$0.13	5.7

In conjunction with the authorized issuance of common stock, the Company granted approximately 50 million common stock purchase warrants during the year ended December 31, 2013.

The following information applies to common stock purchase warrants outstanding and exercisable at December 31, 2013:

	Warrants Outstanding			Warrants Exercisable
	Shares	Weighted- Average Remaining Contractual Term	Weighted- Average Exercise Price	Shares	Weighted- Average Exercise Price
$0.01 – $0.50	111,829,723	6.3	$0.03	96,667,060	$0.03
$0.52 – $0.68	2,699,675	5.3	$0.58	2,699,675	$0.58
$0.70 – $1.62	848,176	6.0	$0.71	848,176	$0.71
$5.67 – $7.69	2,701,282	8.9	$7.55	1,156,832	$7.35
TOTAL	118,078,856	6.3	$0.22	101,371,743	$0.13

During the year ended December 31, 2012, in connection with the sale of common stock, the Company issued an aggregate of 22,396,432 warrants to purchase the Company’s common stock at an exercise prices from $0.014 to $0.03 per shares exercisable in six months and expiring three years from issuance.

On September 21, 2012, the Company issued 5,000,000 warrants to purchase the Company’s common stock at $0.02 per share, expiring 10 years from the date of issuance as payment of interest.

The fair value of $119,023, determined using the Black Scholes option pricing model with the following assumptions: Dividend yield: 0%; Volatility: 163.45% and Risk free rate: 1.779%, was charged to current period operations.

On October 1, 2012, the Company issued 15,000,000 warrants to purchase the Company’s common stock at $0.014 per share, expiring 10 years from the date of issuance as payment of interest with certain reset provisions.

The fair value of $311,190, determined using the Binomial lattice option pricing model with the following assumptions: Dividend yield: 0%; Volatility: 155.41% and Risk free rate: 1.64%, was charged to current period operations.

During 2013 and 2012, we recognized stock-based compensation expense of $125,515 and $76,674, respectively. The decrease in stock based compensation from 2012 to 2013 was primarily due a lower valuation for stock options granted to officers, consultants and key employees. We intend to grant stock options and other stock-based compensation in the future and we may therefore recognize additional stock-based compensation in connection with these future grants.

Interest Expense

Interest expense in 2013 and 2012 primarily consists of interest incurred on the principal amount of the Northstar loan, our former Bank of America loan, the Seaside National Bank loan, accrued fees and interest payable to the Guarantors, the amortization of related deferred loan costs and the amortization of the fair value of warrants issued in connection with the loans. The deferred loan costs and fair value of warrants issued in connection with the loans are being amortized to interest expense over the terms of the respective loans using the effective interest method.

Results of Operations

We are a development stage company and our MyoCell product candidate has not received regulatory approval or generated any material revenues and is not expected to until 2015, if ever. We have generated substantial net losses and negative cash flow from operations since inception and anticipate incurring significant net losses and negative cash flows from operations for the foreseeable future as we continue clinical trials, undertake new clinical trials, apply for regulatory approvals, make capital expenditures, add information systems and personnel, make payments pursuant to our license agreements upon our achievement of certain milestones, continue development of additional product candidates using our technology, establish sales and marketing capabilities and incur the additional cost of operating as a public company.

Comparison of Years Ended December 31, 2013 and December 31, 2012

Revenues

We recognized revenues of $96,085 in 2013, revenues generated from the sale of MyoCath Catheters, AdipoCell, and laboratory services. In 2011 we recognized revenues of $61,109, revenues generated from the sales of MyoCath Catheters and laboratory services.

Cost of Sales

Cost of sales was $30,831 in 2013 and $1,070 in 2012.

Research and Development

Research and development expenses were $626,983 in 2013, an increase of $225,042 from research and development expenses of $401,941 in 2012. The increase was primarily attributable to an increase in the amount of available funds.

The timing and amount of our planned research and development expenditures is dependent on our ability to obtain additional financing.

Marketing, General and Administrative

Marketing, general and administrative expenses were $2,267,831 in 2013, an increase of $89,479 from marketing, general and administrative expenses of $2,178,352 in 2012. The increase in marketing, general and administrative expenses is attributable, in part, to an increase in legal fees, salaries and insurance expenses.

Interest Expense

Interest expense was $1,437,883 in 2013 compared to interest expense of $1,619,653 in 2012. Non cash interest comprised of amortization of debt discounts and warrants issued in connection with debt totaled $597,339 in 2013 as compared to $657,081 in 2012. In addition, in 2012, we issued warrants in connection with a forbearance agreement with Northstar at a fair value of $430,213; in 2013 we issued preferred stock in in connection with a forbearance agreement with Northstar at a fair value of $274,050.

Gain on settlement of debt

During the year ended December 31, 2013, we settled an outstanding note payable and certain accounts payable by issuances of common stock. As such we realized a net $1,023,439 gain on settlement of debt during the year ended December 31, 2013, as compared to nil for same period last year.

Gain on change in fair value of derivative liabilities.

As of December 31, 2013, we issued convertible notes and common stock purchase warrants with anti-dilutive provisions that had the possibility of exceeding our common shares authorized when considering the number of possible shares that may be issuable to satisfy settlement provisions of these agreements after consideration of all existing instruments that could be settled in shares. As such, we are required to determine the fair value of this derivative and mark to market each reporting period. For the year ended December 31, 2013, we incurred a $29,179 gain on change in fair value of our derivative liabilities compared to a gain of $119,795 the same period last year.

Inflation

Our opinion is that inflation has not had, and is not expected to have, a material effect on our operations.

Climate Change

Our opinion is that neither climate change, nor governmental regulations related to climate change, have had, or are expected to have, any material effect on our operations.

Liquidity and Capital Resources

In 2013, we continued to finance our considerable operational cash needs with cash generated from financing activities.

Operating Activities

Net cash used in operating activities was $1,913,326 in 2013 as compared to $1,095,276 of cash used in 2012. Our use of cash for operations in 2013 reflected a net loss generated during the period of $3,143,259, adjusted for non-cash items such as stock-based compensation of $210,666, amortization of debt discounts associated with our convertible notes of $368,682, related party notes payable issued for services rendered of $500,000, preferred stock issued in connection with a forbearance agreement of $274,050, common stock issued in settlement of accounts payable of $2,500,non-cash interest payments of $228,657 and depreciation expense of $2,190, net with gain on settlement of debt of $1,023,439 and gain on change in fair value of derivative liabilities of $29,179 . A net decrease in operating assets of $129,633 and a net increase in operating liabilities of $566,173 contributed to our use of operating cash in 2013.

Investing Activities

Net cash used in investing activities was $9,425 in 2013 compared to $933 in 2012.

Financing Activities

Net cash provided by financing activities was $1,968,978 in 2013 as compared to $1,059,381 in 2012. In 2013 ,we sold, in a private placement and put agreements, shares of common stock and warrants for aggregate net cash proceeds of approximately $1,426,914. In addition, we received an aggregate of $215,500 related party loans and advances and $415,000 from issuance of notes payable, net of repayments of $88,847.

Existing Capital Resources and Future Capital Requirements

Our MyoCell product candidate has not received regulatory approval or generated any material revenues. We do not expect to generate any material revenues or cash from sales of our MyoCell product candidate until commercialization of MyoCell, if ever. We have generated substantial net losses and negative cash flow from operations since inception and anticipate incurring significant net losses and negative cash flows from operations for the foreseeable future. Historically, we have relied on proceeds from the sale of our common stock and our incurrence of debt to provide the funds necessary to conduct our research and development activities and to meet our other cash needs.

At December 31, 2013, we had cash and cash equivalents totaling $46,227; our working capital deficit as of such date was $13,362,480. Our independent registered public accounting firm has issued its report dated March 20, 2014 in connection with the audit of our financial statements as of December 31, 2013 that included an explanatory paragraph describing the existence of conditions that raise substantial doubt about our ability to continue as a going concern.

As of December 31, 2013, we had $5,784,449 in outstanding loans.

On April 30, 2012, we were informed that Northstar assumed all amounts outstanding under the BlueCrest loan. On April 30, 2012, Northstar agreed with us to extend until May 1, 2012 the initial payment date for any and all required monthly payments and payable with respect to the BlueCrest loan and to waive any and all defaults and/or events of default with respect to such payments. We are currently in discussions regarding certain additional amendments to the terms of the loan.

On November 2, 2011, we entered into a Standby Equity Distribution Agreement, or the SEDA, with Greystone Capital Partners, or GCP. Pursuant to the SEDA’s terms, we may, at our sole discretion and upon giving written notice to GCP, each an “Advance Notice”, periodically sell shares of our common stock to GCP. For each share of Common Stock purchased under the SEDA, GCP will pay us an amount, referred to as the “Purchase Price”, that is eighty percent (80%) of the lowest daily volume weighted average price of the Common Stock as quoted by Bloomberg, LP, during the five (5) consecutive Trading Days (as such term is defined in the SEDA) immediately subsequent to the date of the relevant Advance Notice. We are not obligated to sell any shares of common stock to GCP but may, over the term of the SEDA and in our sole discretion, sell to GCP that number of shares of common stock valued at the Purchase Price from time to time in effect that equals up to one million dollars ($1,000,000) in the aggregate. GCP's obligation to purchase shares of Common Stock under the SEDA is subject to certain conditions, including (i) periodic sales of shares of our common stock to GCP must be separated by a time period equal to five Trading Days, and (ii) the amount of any individual periodic sale designated by us in any Advance Notice shall not exceed fifty percent (50%) of the average weekly volume of shares of our common stock traded during the two (2) week period immediately prior to an Advance Notice, where a “week” is five (5) consecutive Trading Days. GCP’s obligations under the SEDA are not transferable.

During the year ended December 31, 2013, the Company issued an aggregate of 31,052,141 shares of its common stock in exchange for $346,914 draw down on the equity line.

Other than the SEDA, we have no commitments or arrangements from third parties for any additional financing to fund our research and development and/or other operations. We will need to seek substantial additional financing through public and/or private financing, which may include equity and/or debt financings, and through other arrangements, including collaborative arrangements. We may also seek to satisfy some of our obligations to the Guarantors through the issuance of various forms of securities or debt on negotiated terms. However, financing and/or alternative arrangements with the Guarantors may not be available when we need it, or may not be available on acceptable terms. In addition, our ability to obtain additional debt financing and/or alternative arrangements with the Guarantors may be limited by the amount of, terms and restrictions of our then current debt. Accordingly, we will generally be restricted from, among other things, incurring additional indebtedness or liens, with limited exceptions. Additional debt financing, if available, may involve restrictive covenants that limit or further limit our operating and financial flexibility and prohibit us from making distributions to shareholders.

 If we raise additional funds and/or secure alternative arrangements with the Guarantors by issuing equity, equity-related or convertible securities, the economic, voting and other rights of our existing shareholders may be diluted, and those securities may have rights superior to those of our common stock. If we obtain additional capital through collaborative arrangements, we may be required to relinquish greater rights to our technologies or product candidates than we might otherwise have or become subject to restrictive covenants that may affect our business.

Cassel Salpeter & Co.

On November 20, 2013, we entered into an Investment Banking Agreement with Cassel Salpeter & Co. (“CSC”), who will act as exclusive third party financial advisor in connection with investment banking matters. The term of the Investment Banking Agreement shall be for a period of twenty four months unless terminated or extended in accordance with its terms. For these services, CSC will receive monthly fees, have received 5,207,630 ten year common stock purchase warrants, exercisable at $.0113 and will receive applicable consideration in the event the closing of a Mezzanine Financing consisting of non-convertible subordinated debt and/or sale of equity securities. We will also reimburse CSC for its reasonable out-of-pocket expenses associated with the services provided pursuant to the Investment Banking Agreement.

Cassel Salpeter & Co. is an independent investment banking firm that provides advice to middle-market and emerging growth companies in the U.S. and worldwide. Together, the firm’s professionals have more than 50 years of experience providing private and public companies with a broad spectrum of investment banking and financial advisory services, including: mergers and acquisitions; equity and debt capital raises; fairness and solvency opinions; valuations; and restructurings, such as 363 sales and plans of reorganization. Co-founded by James Cassel and Scott Salpeter, the firm provides objective, unbiased, results-focused services that clients need to achieve their goals. Personally involved at every stage of all engagements, the firm’s senior partners have forged relationships and completed hundreds of transactions and assignments nationwide. The firm’s headquarters are in Miami.

Three and Nine Months Ended September 30, 2014 as compared to the Three and Nine Months Ended September 30, 2014

Revenues

We have not generated any material revenues from our MyoCell product candidate. The revenues we have recognized to date are related to (i) sales of MyoCath, (iii) revenues generated from patient paid studies, (iv) revenues from the sale of our AdipoCell system and related supplies and (v) revenues generated for providing cell culturing and banking services. We did not generate significant revenues in 2013. Our revenue may vary substantially from quarter to quarter and from year to year. We expect to have steady growth of revenue as the above programs grow and expand.

We recognized revenues of $579,536 and $1,563,864 for the three and nine months ended September 30, 2014, respectively, compared to revenues of $31,659 and $55,980 for the three and nine months ended September 30, 2013, respectively. Our revenue in 2014 was generated from the sale of MyoCath catheters, AdipoCell, physician training, patient studies and laboratory services. Our revenues for 2013 were generated from the sale of MyoCath Catheters and laboratory services

Cost of Sales

Cost of sales consists of the costs associated with the production of MyoCath, laboratory supplies necessary for laboratory services, production of AdipoCell systems and materials, physician course materials and clinic supplies required for patient studies.

Cost of sales was $523,222 and $889,509 in the three and nine month periods ended September 30, 2014, respectively, compared to $-0- in the three and nine months periods ended September 30, 2013.

Research and Development

Our research and development expenses consist of costs incurred in identifying, developing and testing our product candidates. These expenses consist primarily of costs related to our clinical trials, the acquisition of intellectual property licenses and preclinical studies. We expense research and development costs as incurred.

Clinical trial expenses include costs related to the culture and preparation of cells in connection with our clinical trials, costs of contract research, costs of clinical trial facilities, costs of delivery systems, salaries and related expenses for clinical personnel and insurance costs. Preclinical study expenses include costs of contract research, salaries and related expenses for personnel, costs of development biopsies, costs of delivery systems and costs of lab supplies.

We are focused on the development of a number of autologous cell-based therapies, and related devices, for the treatment of heart damage. Accordingly, many of our costs are not attributable to a specifically identified product candidate. We use our employee and infrastructure resources across several projects, and we do not account for internal research and development costs on a product candidate by product candidate basis. From inception through September 30, 2014, we incurred aggregate research and development costs of approximately $65.3 million (unaudited) related to our product candidates. We estimate that at least $48.4 million (unaudited) of these expenses relate to our preclinical and clinical development of MyoCell and at least $5.2 million (unaudited) of these expenses relate to our preclinical and clinical development of MyoCath.

During the third quarter 2009, we received notification that approximately $630,000 in pending projects (Indiana University, University of Florida, Northwestern University, and other sites) was completed. As of September 30, 2014 and December 31, 2013, of the $630,000, we still have an accrual of $219,000 for the completed contracts.

Clinical trials and preclinical studies are time-consuming and expensive. Our expenditures on current and future preclinical and clinical development programs are subject to many uncertainties. We generally test our products in several preclinical studies and then conduct clinical trials for those product candidates that we determine to be the most promising. As we obtain results from clinical trials, we may elect to discontinue or delay trials for some product candidates in order to focus our resources on more promising product candidates. Completion of clinical trials may take several years or more, but the length of time generally varies substantially according to the type, size of trial and intended use of the product candidate.

Due to the risks inherent in the clinical trial process, development completion dates and costs vary significantly for each product candidate, are difficult to estimate and are likely to change as clinical trials progress.

The cost of clinical trials may vary significantly over the life of a project as a result of a variety of factors, including the number of patients who participate in the clinical trials, the number of sites included in the clinical trials, the length of time required to enroll trial participants, the efficacy and safety profile of our product candidates and the costs and timing of and our ability to secure regulatory approvals.

Research and development expenses were $8,581 in the three month period ended in September 30, 2014, a decrease of $149,800 from the research and development expenses of $158,381 in the three month period ended in September 30, 2013. The decrease was primarily attributable to a decrease in the amount of funds allocated to our clinical trials.

Research and development expenses were $33,916 in the nine month period ended in September 30, 2014, a decrease of $337,833 from the research and development expenses of $494,762 in the nine month period ended in

September 30, 2013. The decrease was primarily attributable to a decrease in the amount of funds allocated to our clinical trials.

The timing and amount of our planned research and development expenditures is dependent on our ability to obtain additional financing.

Marketing, General and Administrative

Our marketing, general and administrative expenses primarily consist of the costs associated with our general management and clinical marketing and trade programs, including, but not limited to, salaries and related expenses for executive, administrative and marketing personnel, rent, insurance, legal and accounting fees, consulting fees, travel and entertainment expenses, conference costs and other clinical marketing and trade program expenses.

Stock-Based Compensation

Stock-based compensation reflects our recognition as an expense of the value of stock options and other equity instruments issued to our employees and non-employees over the vesting period of the options and other equity instruments. We have granted to our employees options to purchase shares of common stock at exercise prices equal to the fair market value of the underlying shares of common stock at the time of each grant, as determined by our Board of Directors, with input from management.

The Company follows Accounting Standards Codification subtopic 718-10. Compensation (“ASC 718-10”) which requires that all share-based payments to both employee and non-employees be recognized in the income statement based on their fair values.

In valuing our common stock, our Board of Directors considered a number of factors, including, but not limited to:

•   our financial position and historical financial performance;

•   arm's length sales of our common stock;

•   the development status of our product candidates;

•   the business risks we face;

•   vesting restrictions imposed upon the equity awards; and

•   an evaluation and benchmark of our competitors; and

•   prospects of a liquidity event.

In April 1, 2013, the Board of Directors approved, subject to shareholder approval, the establishment of the Bioheart 2013 Omnibus Equity Compensation Plan, or the “2013 Omnibus Plan”. The 2013 Omnibus Plan reserves up to fifty million shares of common stock for issuance.

Marketing, general and administrative expenses were approximately $1,512,706 in the three month period ended September 30, 2014, an increase of $572,352 from marketing, general and administrative expenses of approximately $940,354 in the three month period ended in September 30, 2013. The increase in marketing, general and administrative expenses is attributable, in part, to stock based compensation paid in the current period of $164,247 for services and increase in employee compensation and service providers.

Marketing, general and administrative expenses were approximately $3,182,397 in the nine month period ended September 30, 2014, an increase of $1,432,121 from marketing, general and administrative expenses of approximately $1,750,276 in the nine month period ended in September 30, 2013. The increase in marketing, general and administrative expenses is attributable, in part, to stock based compensation paid in the current period of $293,342 for services and increase in employee compensation and service providers.

Interest Expense

Interest expense during the three and nine months ended September 30, 2014 and 2013 primarily consists of interest incurred on the principal amount of the Northstar loan, our former Bank of America loan, the Seaside National

Bank loan, accrued fees and interest payable to the Guarantors, the amortization of debt discounts and non-cash incurred relating to our issued convertible notes payable. The debt discounts are being amortized to interest expense over the terms of the respective loans using the effective interest method.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. While our critical accounting policies are described in Note 1 to our financial statements appearing elsewhere in this report, we believe the following policies are important to understanding and evaluating our reported financial results:

Revenue Recognition

At the time of each transaction, we assess whether the fee associated with the transaction is fixed or determinable and whether or not collection is reasonably assured. The assessment of whether the fee is fixed or determinable is based upon the payment terms of the transaction. If a significant portion of a fee is due after our normal payment terms or upon implementation or client acceptance, the fee is accounted for as not being fixed or determinable and revenue is recognized as the fees become due or after implementation or client acceptance has occurred. Collectability is assessed based on a number of factors, including past transaction history with the client and the creditworthiness of the client.

Revenues for test kits and equipment sold are not recorded until test kits are delivered. The Company has revenue sharing arrangements for the sale of goods whereby the Company is the primary obligor, sets pricing with the customers and bears all associated credit risks with the customers. Sales under revenue share arrangements are recorded as gross sales and any portion shared with third parties under such arrangements are recorded as cost of sales. Revenues from trainings are not recorded until the completion of the training. Any cash received as a deposit for trainings are recorded by the company as a liability.

Unbilled revenue is revenue that is recognized but is not currently billable to the customer pursuant to contractual terms. In general, such amounts become billable in accordance with predetermined payment schedules, but recognized as revenue as services are performed. Amounts included in unbilled revenue are expected to be collected within one year and are included within current assets.

Research and Development Activities

We account for research and development costs in accordance with Accounting Standards Codification subtopic 730-10, Research and Development (“ASC 730-10”). Under ASC 730-10, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved as defined under the applicable agreement. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred.

Derivative financial instruments

Accounting Standards Codification subtopic 815-40, Derivatives and Hedging, Contracts in Entity’s own Equity (“ASC 815-40”) became effective for the Company on October 1, 2009. The Company has identified the embedded derivatives related to the issued Notes and anti-dilutive warrants. These embedded derivatives included in our debt contain certain conversion features and reset provision. The accounting treatment of derivative financial instruments requires that the Company record fair value of the derivatives as of the inception date of Asher Notes and to fair value as of each subsequent reporting date.

Inflation

Our opinion is that inflation has not had, and is not expected to have, a material effect on our operations.

Climate Change

Our opinion is that neither climate change, nor governmental regulations related to climate change, have had, or are expected to have, any material effect on our operations.

Concentrations of Credit Risk

As of September 30, 2014, two customers represented 24% and 18% of the Company’s accounts receivable.

As of December 31, 2013, three customers represented 20%, 20% and 36% (total 76%) of the Company’s accounts receivable.

Liquidity and Capital Resources

In the three months ended September 30, 2014, we continued to finance our considerable operational cash needs with cash generated from financing activities.

Operating Activities

Net cash used in operating activities was $747,184 in the nine month period ended September 30, 2014 as compared to $1,568,727 of cash used in the nine month period ended in September 30, 2013.

Our use of cash for operations in the nine months ended September 30, 2014 reflected a net loss generated during the period of $1,247,199, adjusted for non-cash items such as stock-based compensation of $407,616, fair value of warrants issued of $136,837, depreciation of $3,745, amortization of debt discounts of $343,592, related party notes payable issued for services of $800,000 and non-cash interest paid of $385,501, loss on change in fair value of derivative liabilities of $61,339, net gain on settlement of debt of $2,272,283. In addition we had a net increase in operating assets of $186,306 and an increase in accrued expenses of $246,486 and in accounts payable of $628,684.

Our use of cash for operations in the nine months ended September 30, 2013 reflected a net loss generated during the period of approximately $2.4 million, adjusted for non-cash items such as stock-based compensation of $102,674, depreciation of $1,328, amortization of debt discounts of $295,750 and non-cash interest paid of $168,350, net with gain on settlement of debt of $1,004,224 and gain on change in fair value of derivative liabilities of $39,885. In addition we had a net decrease in operating assets of $96,933 and an increase in accrued expenses of $485,518 and a decrease in accounts payable of $76,240.

Investing Activities

Net cash used in investing activities was $8,121 for the nine months ended September 30, 2014 were to acquire office equipment as compared to nil cash used for the same period of 2013.

Financing Activities

Net cash provided by financing activities was an aggregate of $755,670 in the nine month period ended September 30, 2014 as compared to $1,575,411 in the nine month period ended in September 30, 2013. In the nine month period ended September 30, 2014 we sold, in private placements, shares of common stock and common stock purchase warrants for aggregate net cash proceeds of $428,251, received proceeds from issuance of note payable of $388,000, and proceeds from warrant exercise of $136,000, net related party advances of $26,759, net with repayments of related party notes payable of $223,340.

Existing Capital Resources and Future Capital Requirements

Our MyoCell product candidate has not received regulatory approval or generated any material revenues. We do not expect to generate any material revenues or cash from sales of our MyoCell product candidate until commercialization of MyoCell, if ever. We have generated substantial net losses and negative cash flow from operations since inception and anticipate incurring significant net losses and negative cash flows from operations for the foreseeable future. Historically, we have relied on proceeds from the sale of our common stock and our incurrence of debt to provide the funds necessary to conduct our research and development activities and to meet our other cash needs.

At September 30, 2014, we had cash and cash equivalents totaling $46,592. However our working capital deficit as of such date was approximately $10 million. Our independent registered public accounting firm has issued its report dated March 24, 2014 in connection with the audit of our financial statements as of December 31, 2013 that included an explanatory paragraph describing the existence of conditions that raise substantial doubt about our ability to continue as a going concern and Note 2 of our unaudited financial statement for the quarter ended September 30, 2014 addresses the issue of our ability to continue as a going concern.

Recent Developments

Senior Convertible Note Financing with Magna Equities II, LLC

Note Purchase Agreement and Convertible Note

On October 7, 2014, we entered into a securities purchase agreement with Magna, which we refer to as the Note Purchase Agreement.  The Note Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Note Purchase Agreement, Magna will purchase from us the Convertible Note with an initial principal amount of $307,500 for a purchase price of $205,000, representing an approximately 33.33% original issue discount. We issued the Convertible Note to Magna on October 7, 2014.

$40,000 of the outstanding principal amount of the Convertible Note (together with any accrued and unpaid interest with respect to such portion of the principal amount) will be automatically extinguished (without any cash payment by us) upon the filing of the registration statement of which this prospectus is a part, following the closing of the Note Purchase Agreement. In addition, $62,500 of the outstanding principal amount of the Convertible Note (together with any accrued and unpaid interest with respect to such portion of the principal amount) will be automatically extinguished (without any cash payment by us) if (i) the registration statement of which this prospectus is a part is declared effective by the SEC on or prior to the earlier of (A) the 120th calendar day after October 7, 2014 and (B) the fifth business day after the date we are notified by the Securities and Exchange Commission, or the Commission, that the registration statement will not be reviewed or will not be subject to further review, and this prospectus is available for use by Magna for the resale by Magna of all of the shares of our common stock issued or issuable upon conversion of the Convertible Note and (ii) no event of default under the Convertible Note or an event that with the passage of time or giving of notice would constitute an event of default under the Convertible Note has occurred on or prior to such date.

The Convertible Note matures on August 7, 2015 and, in addition to the approximately 33.33% original issue discount, accrues interest at the rate of 12% per year. The Convertible Note is convertible at any time, in whole or in part, at Magna’s option into shares of our common stock at a fixed conversion price of $0.01035 per share, subject to adjustment pursuant to the “full ratchet” and standard anti-dilution provisions contained in the Convertible Note. This conversion price represents a discount of approximately 55% from the lowest trading price our common stock during the five trading days prior to October 7, 2014, the date we issued the Convertible Note to Magna. At no time will Magna be entitled to convert any portion of the Convertible Note to the extent that after such conversion, Magna (together with its affiliates) would beneficially own more than 4.99% of our common stock (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules and regulations thereunder).

The Convertible Note includes customary event of default provisions, and provides for a default interest rate of 18%. Upon the occurrence of an event of default, Magna may require us to pay in cash the “Event of Default Redemption Price” which is defined in the Convertible Note to mean the greater of (i) the product of (A) the amount to be redeemed multiplied by (B) 140% (or 100% if an insolvency related event of default) and (ii) the product of (X) the conversion price in effect at that time multiplied by (Y) the product of (1) 140% (or 100% if an insolvency related event of default)

multiplied by (2) the greatest closing sale price of our common stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date we make the entire payment required to be made under this provision.

We have the right at any time to redeem all, but not less than all, of the total outstanding amount then remaining under the Convertible Note in cash at a price equal to 140% of the total amount of the Convertible Note then outstanding.

The Note Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. We also agreed to pay up to $30,000 of reasonable attorneys' fees and expenses incurred by Magna in connection with the transaction. The Note Purchase Agreement also provides for indemnification of Magna and its affiliates in the event that Magna incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by us of any of our representations, warranties or covenants under the Note Purchase Agreement.

The issuance of the Convertible Note to Magna under the Note Purchase Agreement was exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a) (2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act.

Note Registration Rights Agreement

In connection with the execution of the Note Purchase Agreement, on October 7, 2014, Magna and we also entered into a registration rights agreement, which we refer to as the Note Registration Rights Agreement. Pursuant to the Note Registration Rights Agreement, we agreed to file the registration statement of which this prospectus is a part with the Commission to register for resale 31,000,000 shares of our common stock into which the Convertible Note may be converted, and have it declared effective at the earlier of (i) the 120th calendar day after October 7, 2014 and (ii) the fifth business day after the date we are notified by the Commission that the registration statement will not be reviewed or will not be subject to further review.

We have agreed to file with the Commission one or more additional registration statements to cover all of the securities required to be registered under the Note Registration Rights Agreement that are not covered by this prospectus, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional registration statements as provided in the Note Registration Rights Agreement.

We also agreed, among other things, to indemnify Magna from certain liabilities and fees and expenses of Magna incident to our obligations under the Note Registration Rights Agreement, including certain liabilities under the Securities Act. Magna has agreed to indemnify and hold harmless us and each of our directors, officers and persons who control us against certain liabilities that may be based upon written information furnished by Magna to us for inclusion in the registration statement of which this prospectus is a part, including certain liabilities under the Securities Act.

Equity Enhancement Program with Magna Equities II, LLC

Common Stock Purchase Agreement

On October 23, 2014, which we refer to as the Closing Date, we entered into the Purchase Agreement with Magna.  The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Magna is committed to purchase up to $3,000,000, which we refer to as the Total Commitment, worth of our common stock, which we refer to as the Shares, over the 24-month term of the Purchase Agreement.

From time to time over the term of the Purchase Agreement, commencing on the trading day immediately following the date on which the registration statement of which this prospectus is a part is declared effective by the Commission, we may, in our sole discretion, provide Magna with a draw down notice, each referred to as a Draw Down Notice, to purchase a specified dollar amount of Shares, which we refer to as the Draw Down Amount, with each draw down subject to the limitations discussed below. The maximum dollar amount of Shares requested to be purchased pursuant to any single Draw Down Notice cannot exceed the lesser of (i) 300% of the average daily trading volume of our common stock for the 10 trading days immediately preceding the date of the Draw Down Notice and (ii) $500,000, which we refer to as the Maximum Draw Down Amount. We may not deliver any Draw Down Notice to Magna if the Initial Purchase Price (described below) with respect to the Shares subject to such Draw Down Notice is less than $0.0025 (subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions) as of the date the applicable Draw Down Notice is received by Magna, which we refer to as the Draw Down Exercise Date.

Once presented with a Draw Down Notice, Magna is required to purchase the applicable Draw Down Amount at the applicable “Purchase Price”, which is defined in the Purchase Agreement as the lesser of:

•

the Initial Purchase Price, which is defined as a price equal to 93% of the lowest of (i) the arithmetic average of the three lowest daily volume weighted average prices for our common stock, or VWAP, during the 10 consecutive trading days ending on the trading day immediately preceding the applicable Draw Down Exercise Date, (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the 10 consecutive trading days ending on the trading day immediately preceding the applicable Draw Down Exercise Date and (iii) the closing sale price for our common stock on the trading day immediately preceding the applicable Draw Down Exercise Date (in each case, to be appropriately adjusted for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions); and

•

the True-Up Purchase Price, which is defined as a price equal to 93% of the arithmetic average of the three lowest daily VWAPs during the applicable True-Up Pricing Period (described below) (to be appropriately adjusted for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions), provided that in no event will the True-Up Purchase Price be less than $0.001.

Accordingly, because the Purchase Price for Shares subject to any Draw Down Notice is the lesser of the Initial Purchase Price and the True-Up Purchase Price, and since we cannot deliver any Draw Down Notice to Magna if the Initial Purchase Price would be less than $0.0025, the Purchase Price for Shares subject to any Draw Down Notice will never be less than $0.001 per Share.

The applicable settlement date, or Settlement Date, with respect to a Draw Down Notice will occur within one trading day following the Draw Down Exercise Date. On the applicable Settlement Date for a draw down, we will issue to Magna a number of Shares, rounded to the nearest whole Share, equal to (i) the Draw Down Amount that we requested from Magna, divided by (ii) the applicable Initial Purchase Price, against simultaneous payment by Magna to us in an amount equal to (A) the number of Shares we issued to Magna on the Settlement Date, multiplied by (B) the applicable Initial Purchase Price.

With respect to a Draw Down Notice, on the trading day, which we refer to as the True-Up Date, immediately following the eight-consecutive trading day period commencing on the trading day immediately following the applicable Settlement Date for such Draw Down Notice, which we refer to as the True-Up Pricing Period, a calculation of the True-Up Purchase Price and the Purchase Price will occur. On the Trading Day immediately following the True-Up Date, which we refer to as the True-Up Settlement Date, we will issue to Magna the Additional Shares, if any, in respect of the applicable Draw Down Notice. “Additional Shares” is defined in the Purchase Agreement as a number of Shares (to be appropriately adjusted for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions), rounded to the nearest whole Share, equal to the greater of (I) zero and (II) the difference of (i) the quotient of (x) the total aggregate purchase price for Shares we received on the Settlement Date with respect to the applicable Draw Down Notice divided by (y) the True-Up Purchase Price, less (ii) the number of Shares we issued to Magna on the applicable Settlement Date with respect to the applicable Draw Down Notice. Magna is not required to return any Shares to us in the event the True-Up Purchase Price is greater than the Initial Purchase Price.

We are prohibited from issuing a Draw Down Notice if (i) the amount requested in such Draw Down Notice exceeds the Maximum Draw Down Amount, (ii) the sale of Shares pursuant to such Draw Down Notice would cause us to issue or sell or Magna to acquire or purchase an aggregate dollar value of Shares that would exceed the Total Commitment, or (iii) the sale of Shares pursuant to the Draw Down Notice would cause us to sell or Magna to purchase an aggregate number of shares of our common stock which would result in beneficial ownership by Magna of more than 9.99% of our common stock (as calculated pursuant to Section 13(d) of the Exchange Act, and the rules and regulations thereunder).  We cannot make more than one draw down during the period commencing on any Draw Down Exercise Date and ending on the applicable True-Up Date for such draw down, and we must allow at least two trading days to elapse between the applicable True-Up Date for a draw down and the delivery of any Draw Down Notice for any other draw down.

Magna has agreed that during the term of the Purchase Agreement, neither Magna nor any of its affiliates will, directly or indirectly, engage in any short sales involving our securities or grant any option to purchase, or acquire any right to dispose of or otherwise dispose for value of, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, or enter into any swap, hedge or other similar agreement that transfers, in whole or in part, the economic risk of ownership of any of our common stock.

The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Purchase Agreement may be terminated at any time by the mutual written consent of the parties. Unless earlier terminated, the Purchase Agreement will terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date on which the registration statement of which this prospectus is a part is declared effective by the Commission, (ii) the date on which Magna purchases the Total Commitment worth of common stock under the Purchase Agreement and (iii) the date on which our common stock ceases to be listed or quoted on an eligible trading market under the Purchase Agreement. Under certain circumstances set forth in the Purchase Agreement, we and Magna each may terminate the Purchase Agreement on one trading day’s prior written notice to the other, without fee, penalty or cost.

We paid to Magna a commitment fee for entering into the Purchase Agreement equal to $150,000 (or 5.0% of the Total Commitment under the Purchase Agreement) in the form of 9,109,128 restricted shares of our common stock, which we refer to as the Initial Commitment Shares, calculated using a per share price of $0.016467, representing the arithmetic average of the three lowest daily VWAPs during the 10-consecutive-trading day period immediately preceding the Closing Date.  In addition, promptly following the effective date of the registration statement of which this prospectus is a part, we are required to issue to Magna additional shares of our common stock, which we refer to as the Additional Commitment Shares, equal to the greater of (i) zero and (ii) the difference of (a) the quotient of (x) $150,000 divided by (y) the greater of (1) the arithmetic average of the three lowest daily VWAPs during the 10-consecutive-trading day period ending on and including the effective date of the registration statement of which this prospectus is a part and (2) $0.006, less (ii) 9,109,128, provided that in no event will we issue more than an aggregate of 15,890,872 shares of our common stock, subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions, as Additional Commitment Shares. The Initial Commitment Shares, together with 15,890,872 Additional Commitment Shares, are being registered for resale in the registration statement of which this prospectus is a part. We sometimes in this prospectus refer to the Initial Commitment Shares and the Additional Commitment Shares, collectively, as the Commitment Shares.

We also agreed to pay up to $25,000 of reasonable attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Magna in connection with the preparation, negotiation, execution and delivery of the Purchase Agreement and related transaction documentation. Further, if we issue a Draw Down Notice and fail to deliver the shares to Magna on the applicable Settlement Date or True-Up Settlement Date, we agreed to pay Magna, in addition to all other remedies available to Magna under the Purchase Agreement, an amount in cash equal to 2.0% of the purchase price of such shares for each 30-day period the shares are not delivered, plus accrued interest.

The Purchase Agreement also provides for indemnification of Magna and its affiliates in the event that Magna incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by us of any of our representations and warranties under the Purchase Agreement or the other related transaction documents or any action instituted against Magna or its affiliates due to the transactions contemplated by the Purchase Agreement or other transaction documents, subject to certain limitations.

 Registration Rights Agreement

In connection with the execution of the Purchase Agreement, on the Closing Date, we and Magna also entered into a registration rights agreement dated as of the Closing Date, which we refer to as the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we agreed to file the registration statement of which this prospectus is a part with the Commission to register for resale 143,812,591 shares of our common stock, which includes the 9,109,128 issued on October 27, 2014 as Initial Commitment Shares and 15,890,872 Additional Commitment Shares, on or prior to

December 8, 2014, which we refer to as the Filing Deadline, and have it declared effective at the earlier of (A) the 90th calendar day after the earlier of (1) the Filing Deadline and (2) the date on which the registration statement of which this prospectus is a part is filed with the Commission and (B) the fifth business day after the date the Company is notified by the Commission that the registration statement will not be reviewed or will not be subject to further review, which we refer to as the Effectiveness Deadline. The effectiveness of the registration statement of which this prospectus is a part is a condition precedent to our ability to sell common stock to Magna under the Purchase Agreement.

We have agreed to file with the Commission one or more additional registration statements to cover all of the securities required to be registered under the Registration Rights Agreement that are not covered by this prospectus, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional registration statements as provided in the Registration Rights Agreement.

We also agreed, among other things, to indemnify Magna from certain liabilities and fees and expenses of Magna incident to our obligations under the Registration Rights Agreement, including certain liabilities under the Securities Act. Magna has agreed to indemnify and hold harmless us and each of our directors, officers and persons who control us against certain liabilities that may be based upon written information furnished by Magna to us for inclusion in the registration

On November 21, 2014, we filed a Registration Statement on Form S-1 for the resale of up to 143,813,591 shares (includes 9,109,128 issued October 27, 2014)  of our common stock, which may be offered by the selling stockholder, Magna Equities II, LLC.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

MARKET PRICE AND DIVIDENDS

Our common stock is listed on the Over-the-Counter Bulletin Board under the symbol “BHRT.QB”. For the periods indicated, the following table sets forth the high and low bid prices per share of common stock, as reported by the OTC Markets. These prices represent inter-dealer quotations without retail markup, markdown, or commission and may not necessarily represent actual transactions.

	High	Low
Period
Quarter ended September 30, 2014	$0.0264	$0.0229
Quarter ended June 30, 2014	$0.03	$0.0288
Quarter ended March 31, 2014	$0.045	$0.0395
Quarter ended December 31, 2013	$0.069	$0.0135
Quarter ended September 30, 2013	$0.270	$0.0138
Quarter ended June 30, 2013	$0.0447	$0.0275
Quarter ended March 31, 2013	$0.126	$0.045
Quarter ended December 31, 2012	$0.029	$0.005
Quarter ended September 30, 2012	$0.050	$0.020
Quarter ended June 30, 2012	$0.041	$0.0192
Quarter ended March 31, 2012	$0.079	$0.035

Our common stock is considered a low priced security under the “Penny Stock” rules promulgated by the Securities and Exchange Commission. Under these rules, broker-dealers participating in transactions in these securities must first deliver a risk disclosure document which describes risks associated with these stocks, broker-dealers’ duties, customers’ rights and remedies, market and other information, and make suitability determinations approving the customers for these stock transactions based on financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing, provide monthly account statements to customers, and obtain specific written consent of each customer. With these restrictions, the likely effect of designation as a low priced stock is to decrease the willingness of broker-dealers to make a market for the stock, to decrease the liquidity of the stock and increase the transaction cost of sales and purchases of these stocks compared to other securities.

Holders

As of December 19, 2014, there were approximately 449 shareholders of record of our common stock.

Dividends

We have never declared or paid any cash dividends on our common stock or other securities and do not currently anticipate paying any cash dividends in the foreseeable future. The declaration and payment of dividends by us are subject to the discretion of our Board of Directors and the restrictions specified in our articles of incorporation and by applicable law. In addition, under the terms of the Northstar loan, we are restricted from paying cash dividends to our shareholders while the loan is outstanding. Any future determination to pay cash dividends will depend on our results of operations, financial condition, capital requirements, contractual restrictions and other factors deemed relevant by our Board of Directors.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth the beneficial ownership(1) of our common stock as of December 19,2014, based on an aggregate of 578,542,281 common shares issued and outstanding and 145,377,723 shares issuance upon the conversion of securities (outstanding options and warrants; specifically 23,376,000 options currently exercisable and 122,001,723 currently exercisable warrants), for an aggregate total of 714,592,865 beneficial shares, for each of our greater than 5% shareholders, directors, named executive officers that continue to serve as executive officers of Bioheart and by all of our directors and named executive officers as a group. Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o Bioheart, Inc., 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted. The “Amount of Beneficial Ownership” in calculated based on total shares held plus warrants held (plus stock options entitled to exercise). The aggregate of these items, which totals714,592,865, will be used as the denominator for the percentage calculation below.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Class
Mike Tomas, President, CEO, CFO, and Director	16,928,947	(1)	2.36

Kristin Comella, Chief Scientific Officer and Director	3,198,786	(2)	*

William P. Murphy, Director**	21,837,295	(3)	3.05

Charles A. Hart, Director**	17,065,852	(4)	2.39

Sam Ahn, Director**	39,897,957	(5)	5.56

Mark P. Borman, Director	1,833,450	(6)	*

Sheldon T. Anderson, Director	5,081,988	(7)	*

All officers and directors as a group (7 persons)	105,844,275	(8)	14.81

Northstar Biotechnology Group, LLC	47,368,582	(9)	6.62

*	less than 1%
**

Excludes Northstar Biotechnology Group, LLC (“Northstar”), owned partly by certain directors and existing shareholders of the Company, including Dr. William P. Murphy Jr., Dr. Samuel Ahn and Charles Hart.

(1)

(i) Includes shares are held by The Astri Group over which Mr. Tomas has shared voting and investment power and includes (i) includes 6,578,947 shares of common stock and (ii) 10,350,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(2)	Includes 3,198,786 shares of common stock issuable upon exercise of presently exercisable stock options.
(3)

Includes (i) 19,113,766 shares of common stock and (ii) 2,723,529 shares of common stock issuable upon exercise of presently exercisable stock options and warrants. Shares are directly owned by trusts controlled by Dr. Murphy and his spouse.

(4)	Includes (i) 9,194,422 shares of common stock and (ii) 7,871,430 shares of common stock issuable upon exercise of presently exercisable stock options and warrants.
(5)	Includes (i) 28,240,387 shares of common stock and (ii) 11,657,750 shares of common stock issuable upon exercise of presently exercisable stock options.
(6)	Includes (i) 23,450 shares of common stock and (ii) 1,810,000 shares of common stock issuable upon exercise of presently exercisable stock options
(7)	Includes (i) 1,940,994 shares of common stock and (ii) 3,140,994 shares of common stock issuable upon exercise of presently exercisable warrants.
(8)	Includes an aggregate of (i) 46,827,505 shares of common stock and (ii)25,489,251 shares of common stock issuable upon exercise of presently exercisable stock options and warrants.
(9)	Excludes 20,000,000 shares of Series A Preferred Stock (non-convertible) with each share of Series A Preferred Stock having voting power of twenty-five common shares.

DESCRIPTION OF SECURITIES

On February 4, 2013, effective with the filing of the amendment to the Company's Articles of Incorporation with the Florida Secretary of State (confirmed as filed on February 11, 2013), the Company amended its Articles of Incorporation to increase the authorized shares of capital stock of the Company to nine hundred and seventy million (970,000,000) shares of capital stock consisting of nine hundred and fifty million (950,000,000) shares of common stock and twenty million (20,000,000) shares of preferred stock, both $.001 par value respectively.

Effective May 19, 2014, the Company amended its articles of incorporation to increase the authorized shares of capital stock of the Company from nine hundred and fifty million (950,000,000) shares of common stock and twenty million (20,000,000) shares of preferred stock, both $.001 par value respectively, to two billion (2,000,000,000) shares of shares of common stock and twenty million (20,000,000) shares of preferred stock, both $.001 par value respectively.

The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Certificate of Incorporation, amendment to the Certificate of Incorporation and the By-laws, copies of which are filed as exhibits to this registration statement.

COMMON STOCK

The holders of our Common Stock are entitled to one vote per share on all matters to be voted on by our stockholders, including the election of directors. Our stockholders are not entitled to cumulative voting rights, and, accordingly, the holders of a majority of the shares voting for the election of directors can elect the entire board of directors if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any person to our board of directors.

On February 4, 2013, the Company amended its Articles of Incorporation to increase the number of authorized shares to 970,000,000, consisting of 20,000,000 $0.001 par value preferred stock and 950,000,000 $0.001 common stock.

The holders of the Company’s Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors, in its discretion, from funds legally available there for and subject to prior dividend rights of holders of any shares of our Preferred Stock which may be outstanding. Upon the Company’s liquidation, dissolution or winding up, subject to prior liquidation rights of the holders of our Preferred Stock, if any, the holders of our Common Stock are entitled to receive on a pro rata basis our remaining assets available for distribution. Holders of the Company’s Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All outstanding shares of the Company’s Common Stock are, and all shares being offered by this prospectus will be, fully paid and not liable to further calls or assessment by the Company.

Preferred Stock

The Company is authorized to issue 20,000,000 shares of preferred stock, par value $0.001. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors. Subsequently, 20,000,000 shares were designated as Series A Preferred Stock.

The Series A Preferred Stock collectively has voting rights equal to 25 votes on all matters presented to be voted by the holders of common stock per share of preferred stock and the right to convert to one share of common stock for each share of preferred stock. Northstar Biotechnology Group, LLC was issued an aggregate of 20,000,000 shares of Series A Preferred Stock.

Executive Compensation.

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2013 and 2012, the aggregate compensation awarded to, earned by or paid to our Chief Executive Officer and our two most highly compensated officers (other than the Chief Executive Officer), who were serving as executive officers as of December 31, 2013, or the Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Mike Tomas (5) CEO, President, CFO and Director	2013	$391,667	$375,000 (1)	$ —	$170,137 (2)(3)				$936,804
	2012	247,585	—	—	100,000 (4)	—	—	—	347,585

Kristin Comella (6) Chief Science Officer and Director	2013	159,167	125,000 (1)	—	81,916 (2)				366,083
	2012	105,671	—	—	—	—	—	—	105,671

(1)

On August 1, 2013, Mr. Tomas and Ms. Comella received $375,000 and $125,000, respectively, promissory notes for bonuses awarded. The promissory notes bear 5% interest per annum, unsecured and are due on demand.

(2)

On August 1, 2013, Mr. Tomas and Ms. Comella were granted 10,000,000 and 5,000,000, respectively, options to purchase the Company’s common stock at $0.01576 per share for ten years, vesting annually over four years.

(3)	On September 1, 2013, Mr. Tomas, as a member of the Company’s Board of Directors, was granted 400,000 options to purchase the Company’s common stock at $0.01654 for ten years, vesting immediately.
(4)

On January 16, 2012, Mr. Tomas was granted 500,000 options to purchase the Company’s common stock at $0.10 per share for ten years, vesting annually over four years. On August 6, 2012, Mr. Tomas was granted 2,000,000 options to purchase the Company’s common stock at $0.03 per share for ten years vesting annually over four years.

(5)	Mr. Tomas was appointed Chief Executive Officer and President on June 18, 2010.
(6)	Ms. Comella was appointed Chief Scientific Officer on September 24, 2010.

Our Stock Option Plans

In December 1999, our Board of Directors and shareholders adopted our 1999 Officers and Employees Stock Option Plan, or the Employee Plan, and the 1999 Directors and Consultants Stock Option Plan, or the Director Plan. The Employee Plan and the Director Plan are collectively referred to herein as “the Plans”. The Plans are administered by the Board of Directors and the Compensation Committee. The objectives of the Plans include attracting and retaining key personnel by encouraging stock ownership in the Company by such persons. In February 2010 the Directors & Consultants Plan was amended to extend the termination date of the Plan to December 1, 2011.

In July 2008, the Board of Directors approved, subject to shareholder approval, the establishment of the Bioheart Omnibus Equity Compensation Plan, or the “Omnibus Plan. The establishment of the Omnibus Plan was approved by the Company’s shareholders at the Annual Meeting of Shareholders held on July 30, 2008. Pursuant to the Omnibus Plan, the Company may grant restricted stock, incentive stock options, non-statutory stock options, stock appreciation rights, deferred stock, stock awards, performance shares, and other stock-based awards consisting of cash, restricted stock or unrestricted stock in various combinations to the Company’s employees, directors and consultants. 5,000,000 shares of common stock have been reserved for issuance under the Omnibus Plan.

In fiscal, the Board of Directors approved, subject to shareholder approval 2013 Omnibus Equity Compensation Plan or the “2013 Omnibus Plan. Pursuant to the 2013 Omnibus Plan, the Company may grant restricted stock, incentive stock options, non-statutory stock options, stock appreciation rights, deferred stock, stock awards, performance shares, and other stock-based awards consisting of cash, restricted stock or unrestricted stock in various combinations to the Company’s employees, directors and consultants. 50,000,000 shares of common stock have been reserved for issuance under the 2013 Omnibus Plan.

Employment Agreements

As of this time, there are no employment agreements with any named executive officer.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth outstanding equity awards held by our Named Executive Officers as of December 31, 2013:

	Number of Securities Underlying		Option
	Unexercised Options and Warrants		Exercise Price	Option Expiration
Name	Exercisable (#)	Unexercisable (#)	($/per share)	Date
Mike Tomas	250,000	250,000	0.0169	1/16/2022
	750,000	1,250,000	0.0169	8/6/2022
Mike Tomas	125,000	375,000	0.50	06/18/2020
	250,000	250,000	0.0169	08/12/2021
	—	10,000,000	0.0158	8/1/2023
	400,000	—	0.0165	9/1/2023
Kristin Comella	187,500	312,500	0.0169	8/6/2022
	12,356	—	0.71	08/31/2014
	24,712	—	0.71	02/19/2015
	618	—	0.71	12/30/2015
	9,267	—	0.71	04/18/2016
	6,178	—	0.71	01/01/2017
	6,500	—	0.71	10/16/2017
	19,700	—	0.71	01/09/2019
	2,955	—	0.74	03/13/2019
	30,000	—	0.85	05/28/2019
	125,000	125,000	0.0158	08/21/2021
	—	5,000,000	0.0158	08/1/2023

Outstanding Stock Awards at Year End

The outstanding equity awards as at December 31, 2013 are as follows:

Name	Stock awards
	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Mike Tomas, NEO	1,750,000	0.0169 per share	0	0
Kristin Comella, NEO	312,500	0.0169 per share	0	0
Kristin Comella, NEO	125,000	0.0158 per share	0	0
Mike Tomas, NEO	1,750,000	0.0169 per share	0	0
Mike Tomas, NEO	375,000	0.50 per share	0	0
Mike Tomas, NEO	10,000,000	0.0158 per share	0	0
Kristin Comella, NEO	5,000,000	0.0158 per share	0	0

Options Exercises and Stocks Vested

Options exercised and stocks vested as at December 31, 2013 are as follows:

Name	Option awards		Stock awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Investing ($)
Mike Tomas, NEO	0	0	0	0
Kristin Comella, NEO	0	0	0	0

Grants of Plan-Based Awards

Grants of plan-based awards as at December 31, 2013 are as follows:

Name	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mike Tomas, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Kristin Comella, NEO	n/a	0	0	0	0	0	0	0	0	0	0

Reference – Grant Date - n/a = not applicable.

Non-Qualified Deferred Compensation

As at December 31, 2013 the Company had no formalized deferred compensation plan.

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Mike Tomas, NEO	0	0	0	0	0
Kristin Comella, NEO	0	0	0	0	0

Golden Parachute Compensation

As at December 31, 2013, the Company had no arrangements in place relating to the termination of employees.

Name	Cash ($)	Equity ($)	Pension/NQDC ($)	Perquisites/benefits ($)	Tax reimbursement ($)	Other ($)	Total ($)
Mike Tomas, NEO	0	0	0	0	0	0	0
Kristin Comella, NEO	0	0	0	0	0	0	0

Compensation of Directors

Directors who provide services to the Company in other capacities have been previously reported under “Summary Compensation”. The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Comp- ensation ($)	Total (1) ($)
Mike Tomas, Director	0	0	$6,304	0	0	0	$6,304
Charles A. Hart, Director	0	0	$6,304	0	0	0	$6,304
William P. Murphy Jr., Director	0	0	$6,304	0	0	0	$6,304
Samuel S. Ahn, Director	0	0	$6,304	0	0	0	$6,304
Mark Borman, Director	0	0	$6,304	0	0	0	$6,304

(1)

The values in the “Option Awards” and included within the “Total” columns above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options. It is important to note that these granted options may or may not ever be exercised. Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

Pension Benefits

As of December 31, 2013, the Company had no pension or retirement plans.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Mike Tomas, NEO	not applicable	0	0	0
Kristin Comella, NEO	not applicable	0	0	0

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2013 for all compensation plans under the Company’s Stock Option Plan

Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions Required to Exercise	Option Exercise Price ($)	Value Realized if Exercised ($)	Option Expiration Date
Mike Tomas, NEO	375,000	9/18/2010	—	0.50	—	6/18/2020
	250,000	8/12/2011	—	0.0169	—	8/12/2021
	250,000	1/16/2012	—	0.0169	—	1/16/2022
	1,250,000	8/6/2012	—	0.0169	—	8/6/2022
	400,000	9/1/2013	—	0.0165	—	9/1/2023
Kristin Comella, NEO	24,712	2/20/2005	—	0.71	—	2/19/2015
	9,267	4/19/2006	—	0.71	—	4/19/2016
	6,178	1/2/2007	—	0.71	—	1/2/2017
	6,500	10/17/2007	—	0.71	—	10/17/2017
	19,700	1/9/2009	—	0.71	—	1/9/2019
	2,955	3/13/2009	—	0.71	—	3/13/2019
	30,000	5/29/2009	—	0.85	—	5/29/2019
	125,000	8/12/2011	—	0.0169	—	8/12/2021
	187,500	8/06/2012	—	0.0169	—	8/06/2022

Director Compensation

As of December 31, 2013, we had seven directors that qualified for compensation. Our non-employee directors do not receive cash compensation for their services as directors. However, it is generally our policy to annually grant each non-employee director options to purchase shares of our common stock provided that he or she has served as a member of our Board of Directors for at least six months and one day of the twelve month period immediately preceding the date of grant. In addition, we reimburse non-employee directors for actual out-of-pocket expenses incurred.

Certain Relationships and Related Transactions and Director Independence.

Certain Relationships and Related Party Transactions

Advances

As of September 30, 2014 and December 31, 2013, the Company officers and directors have provided advances in the aggregate of $141,759 and $416,198 respectively, for working capital purposes. The advances are unsecured, due on demand and non-interest bearing.

During the nine months ended September 30, 2014, the Company issued an aggregate of 10,232,286 shares of common stock in settlement of $298,759 of related party advances and outstanding accounts payable.

Notes payable-related party

Northstar Biotechnology Group, LLC

On February 29, 2012, a note issued to BlueCrest Master Fund Limited was assigned to Northstar Biotechnology Group, LLC (“Northstar”), owned partly by certain directors and existing shareholders of the Company, including Dr. William P. Murphy Jr., Dr. Samuel Ahn and Charles Hart. At the date of the assignment, the principal amount of the BlueCrest note was $544,267.

On March 30, 2012, the Company and Northstar agreed to extend until May 1, 2012 the initial payment date for any and all required monthly under the Note, such that the first of the four monthly payments required under the Note will be due and payable on May, 2012 and all subsequent payments will be due on a monthly basis thereafter commencing on June 1, 2012, and to waive any and all defaults and/or events of default under the Note with respect to such payments. As of September 30, 2012, the Company was in default, however, subsequent to September 30, 2012, the Company renegotiated the terms of the Note, Northstar has agreed to suspend the requirement of principal payments by the Company and allow payment of interest-only in common stock.

On September 21, 2012, the Company issued 5,000,000 common stock purchase warrants to Northstar that was treated as Additional interest expense upon issuance.

On October 1, 2012, the Company and Northstar entered into a limited waiver and forbearance agreement providing a recapitalized new note balance comprised of all sums due Northstar with a maturity date extended perpetually. The Company agreed to issue 5,000,000 shares of Series A Convertible Preferred Stock and 10,000,000 of common stock in exchange for $210,000 as payment towards outstanding debt, default interest, penalties, professional fees outstanding and due Northstar. In addition, the Company executed a security agreement granting Northstar a lien on all patents, patent applications, trademarks, service marks, copyrights and intellectual property rights of any nature, as well as the results of all clinical trials, know-how for preparing Myoblasts, old and new clinical data, existing approved trials, all right and title to Myoblasts, clinical trial protocols and other property rights.

In addition, the Company granted Northstar a perpetual license on products as described for resale, relicensing and commercialization outside the United States. In connection with the granted license, Northstar shall pay the Company a royalty of up to 8% on revenues generated.

Effective October 1, 2012, the effective interest rate was 12.85% per annum. The parties agreed, as of February 28, 2013, to reduce the interest rate to 7% per annum.

In connection with the consideration paid, Northstar waived, from the effective date through the earlier of termination or expiration of the agreement, satisfaction of the obligations as described in the forbearance agreement. In 2012, 5,000,000 shares of Series A Convertible Preferred Stock were approved to be issued, which was subsequently increased to 20,000,000 shares of preferred stock as Series A Convertible Preferred Stock. In addition, the Company is obligated to issue additional preferred stock equal in lieu of payment of cash of accrued and unpaid interest on each six month anniversary of the effective date (October 1, 2012). In lieu of the initial two payments in preferred stock, the parties have determined to modify the voting rights of the Series A Convertible Preferred Stock from 20 votes per share on matters to be voted on by the common stock holders to 25 votes per share on matters to be voted on by the common stock holders and all prior and subsequent payments of interest will be in common stock. The Company is required to issue additional shares of its common stock (as amended), in lieu of cash, each six month anniversary of the effective date for any accrued and unpaid interest.

On April 2, 2014, the Company issued 274,681 shares of its common stock in lieu of payment in cash of accrued and unpaid interest of $12,635 due April 1, 2014 per the forbearance agreement.

On September 17, 2014,  limited waiver and forbearance agreement was amended to provide that the perpetual license on products as described for resale, relicensing and commercialization outside the United States was conditioned upon NorthStar providing certain financing, which financing the Company, in its sole discretion, could decline and retain the license.

As of September 30, 2014 and December 31, 2013, the principle of this note was $362,000.

Officer and Director Notes

At September 30, 2014 and December 31, 2013, the Company has outstanding notes payable to officers and directors with interest at 8% per annum due at maturity in aggregate $240,000 and $365,000, respectively. The remaining subordinated notes $100,000 and $140,000 were previously due on November 30, 2012 and June 4, 2011 respectively, and are unsecured. The Company is not obligated to make payment until Northstar loan is paid off.

On September 30, 2013, the Company issued an aggregate of 15,350,876 shares of its common stock in settlement of $175,000 of these related party notes payable.

On June 20, 2014, the Company issued 4,045,796 shares of its common stock in settlement of $125,000 of related party note payable and accrued interest of $36,832.

On August 1, 2013, the Company issued an aggregate of $500,000 promissory notes due on demand to officers and employee in settlement of accrued compensation. The promissory notes bear interest of 5% per annum and due at various maturity dates. During the nine months ended September 30, 2014, the Company paid off $240,821 of the outstanding promissory notes. The principle outstanding balance of these notes as of September 30, 2014 is $189,813.

On July 1, 2014, the Company issued an aggregate of $800,000 promissory notes to officers and employee in settlement of accrued compensation. The promissory notes bear interest of 5% per annum and due on January 1, 2015.

As of September 30, 2014 and December 31, 2013, the Company officers and directors have outstanding notes in aggregate of $785,458 and $1,014,477, respectively. The notes are at from 4.75% to 8% per annum and are due upon payoff of the Northstar note payable described above.

On June 20, 2014, the Company issued 10,333,475 shares of its common stock in settlement of $300,385 of related party note payable and accrued interest of $112,954.

DISCLOSURE OF COMMISSION POSITION OF
INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

We are incorporated under the laws of the State of Florida. Our articles of incorporation require us to indemnify and limit the liability of directors to the fullest extent permitted by the Florida Business Corporation Act, or the “FBCA”, as it currently exists or as it may be amended in the future.

Pursuant to the FBCA, a Florida corporation may indemnify any person who may be a party to any third party proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another entity, against liability incurred in connection with such proceeding (including any appeal thereof) if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In addition, in accordance with the FBCA, a Florida corporation is permitted to indemnify any person who may be a party to a derivative action if such person acted in any of the capacities set forth in the preceding paragraph, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expenses of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding (including appeals), provided that the person acted under the standards set forth in the preceding paragraph. However, no indemnification shall be made for any claim, issue, or matter for which such person is found to be liable unless, and only to the extent that, the court determines that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court deems proper.

Any indemnification made under the above provisions, unless pursuant to a court’s determination, may be made only after a determination that the person to be indemnified has met the standard of conduct described above. This determination is to be made by a majority vote of a quorum consisting of the disinterested directors of the board of directors, by duly selected independent legal counsel, or by a majority vote of the disinterested shareholders. The board of directors also may designate a special committee of disinterested directors to make this determination. Notwithstanding the foregoing, a Florida corporation must indemnify any director, officer, employee or agent of a corporation who has been successful in the defense of any proceeding referred to above.

Generally, pursuant to the FBCA, a director of a Florida corporation is not personally liable for monetary damages to our company or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, unless: (a) the director breached or failed to perform his duties as a director; and (b) the director’s breach of, or failure to perform, those duties constitutes (i) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, either directly or indirectly, (iii) an approval of an unlawful distribution, (iv) with respect to a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the company, or willful misconduct, or (v) with respect to a proceeding by or in the right of someone other than the company or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. The term “recklessness,” as used above, means the action, or omission to act, in conscious disregard of a risk: (a) known, or so obvious that it should have been known, to the directors; and (b) known to the director, or so obvious that it should have been known, to be so great as to make it highly probable that harm would follow from such action or omission.

Furthermore, under the FBCA, a Florida corporation is authorized to make any other further indemnification or advancement of expenses of any of its directors, officers, employees or agents under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both for actions taken in an official capacity and for actions taken in other capacities while holding such office. However, a corporation cannot indemnify or advance expenses if a judgment or other final adjudication establishes that the actions of the director, officer, employee, or agent were material to the adjudicated cause of action and the director, officer, employee, or agent (a) violated criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his or her conduct was unlawful, (b) derived an improper personal benefit from a transaction, (c) was or is a director in a circumstance where the liability for unlawful distributions applies, or (d) engaged in willful misconduct or conscious disregard for the best interests of the corporation in a proceeding by or in right of the corporation to procure a judgment in its favor.

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

We maintain a liability insurance policy, pursuant to which our directors and officers may be insured against liability they incur for serving in their capacities as directors and officers of our company, including liabilities arising under the Securities Act or otherwise.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

PROPOSAL 1 - ELECTION OF DIRECTORS

The following table sets forth the name, age and position of nominated director of the Company as at December 7, 2014. Directors of the Company hold their offices until the next annual meeting of the Company’s shareholders or until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Executive officers of the Company are appointed by the Board of Directors (the “Board”) to serve until their successors are elected and qualified. There are no family relationships between any director or executive officer of the Company.

Mike Tomas	48	Director, President and Chief Executive Officer, Chief Financial Officer
William P. Murphy, Jr., M.D.	90	Director, Chairman of the Board
Mark P. Borman	59	Director
Charles A. Hart	53	Director
Sam Ahn	59	Director
Kristin Comella	37	Director, Chief Scientific Officer
Sheldon T. Anderson	63	Director

Our Bylaws provide that we shall have that number of directors determined by the majority vote of the board of directors. Currently we have seven directors. Each director will serve until our next annual shareholder meeting. Directors are elected for one-year terms. Our Board of Directors elects our officers at the regular annual meeting of the Board of Directors following the annual meeting of shareholders. Vacancies may be filled by a majority vote of the remaining directors then in office. Our directors and executive officers are as follows:

Executive Officers and Directors

Mike Tomas. Mr. Mike Tomas was appointed President and Chief Executive Officer and a member of our Board of Directors on June 19, 2010. Mike Tomas was appointed as the Company’s President and Chief Executive Officer, and as a director on June 19, 2010. Mr. Tomas has been President for the past nine years of The ASTRI Group, an early stage private equity investment company in Florida with an investment in Bioheart since 2001. In 2003, he joined Bioheart’s Board of Directors as the independent representative of The ASTRI Group. ASTRI provides capital, business development and strategic marketing support to emerging private companies. Mr. Tomas will continue to serve as President of The ASTRI Group. Previously from 1983 to 2001, Mr. Tomas held ascending executive positions including Chief Marketing Officer at Avantel, a $1 billion dollar joint venture with MCI. Upon retiring from MCI and WorldCom, Tomas joined other ex-MCI executives and helped raise $40M in venture capital to form Ineto, an integrated customer communications software solution that was successfully sold in 2001.

Today Mr. Tomas sits on the boards of Perimeter Internetworking (SaaS providing secure transfer of information for medical and financial institutions), Avisena (revenue cycle management for medical practices) and Total Home Health (Medicare-certified home care provider). Mr. Tomas is also the current chairman of the Global Entrepreneurship Center at Florida International University and a founding coach/mentor at the University of Miami’s Launch Pad at the Toppel Center. Mr. Tomas holds a Masters of Business Administration from the University of Miami and a Bachelor’s degree from Florida International University.

William P. Murphy, Jr., M.D. Dr. Murphy has served as a member of our Board of Directors since June 2003. Dr. Murphy founded Small Parts, Inc., a supplier of high quality mechanical components for design engineers, in 1964 and served as its Chairman until his retirement in April 2005. Small Parts, Inc. was acquired by Amazon.com, Inc. in March 2005. From October 1999 until October 2004, Dr. Murphy served as the Chairman and Chief Executive Officer of Hyperion, Inc., a medical diagnosis company which had an involuntary bankruptcy filed against it in December 2003. Dr. Murphy is the founder of Cordis Corporation (now Cordis Johnson & Johnson) which he led as President, Chairman and Chief Executive Officer at various times during his 28 years at Cordis until his retirement in October 1985. Cordis Johnson & Johnson is a leading firm in cardiovascular instrumentation. Dr. Murphy received an M.D. in 1947 from the University of Illinois and a B.S in pre-medicine from Harvard College in 1946. He also studied physiologic instrumentation at Massachusetts Institute of Technology, or MIT. After a two year rotating internship at St. Francis Hospital in Honolulu, he became a Research Fellow in Medicine at the Peter Bent Brigham Hospital in Boston where he was the dialysis engineer on the first clinical dialysis team in the United States. He continued as an Instructor in Medicine and then a research associate in Medicine at Harvard Medical School. Dr. Murphy is the author of numerous papers and owns 17 patents. He is the recipient of a number of honors, including the prestigious Lemelson-MIT Lifetime Achievement Award, the MIT Corporate Leadership Award, the Distinguished Service Award from North American Society of Pacing and Electrophysiology, and the Jay Malina Award from the Beacon Council of Miami, Florida. He is also a member of the Inventors Hall of Fame

Mark P. Borman. Mr. Borman has served as a member of the Company’s Board of Directors since May 2009. He is a seasoned financial officer with more than 30 years of broad-based financial and investor relations experience. Mr. Borman brings small-company entrepreneurial passion and larger-company disciplines. In addition to the valuable experience he gained working with entrepreneurs and their startups from 2009 to present, Mr. Borman has experience with global, NASDAQ- and NYSE-listed companies in various executive and financial roles. He most recently served as Corporate Officer, Treasurer and Vice President of Investor Relations with ADC Telecommunications. During his career, Mr. Borman has held positions with General Instrument Corporation, First Chicago Corporation, FMC Corporation, Price Waterhouse, and KPMG. Mr. Borman received his B.A. in Accounting from Michigan State University and his M.B.A. from the University of Chicago Graduate School of Business.  He is a Certified Public Accountant and Chartered Financial Analyst and has experience as an advisor, board member, faculty, speaker, and mentor.

Charles A. Hart. Mr. Hart has served as a member of our Board of Directors since May 2009. Mr. Hart has more than 20 years of entrepreneurial experience. Mr. Hart founded Hart Masonry, Inc. in 1986 and has served as its President since then. He is also the Founder and President of Wildridge Enterprises. Mr. Hart is a member of the Board of Directors for Eagle Street Properties LLP.

Sam Ahn. Dr. Ahn previously served as a member of the Company's Board of Directors from January 2001 thru September 2008. Dr Ahn was one of the early pioneers in developing the field of endovascular surgery by coordinating and leading the first endovascular training courses in the US and Europe as well as developing some of the endovascular devices and techniques currently in clinical use today. He is a former Professor of Surgery in the Division of Vascular Surgery at UCLA, where he was also the Director of the Endovascular Surgery Program. In 2006 Dr. Ahn founded Vascular Management Associates, Inc., a consulting and management firm that sets up outpatient endovascular centers across the US. VMA has set up 8 such sites to date and is on track to set up two more this year. In 2008, he co-founded Wright-Ahn Technology, LLC, to develop and commercialize endovascular devices. In 2009, he co-founded MediBank International, LLC, a global healthcare IT Company. Dr. Ahn graduated from the University of Texas, Southwestern Medical School in Dallas, and received his general and vascular surgical residency training at UCLA. He also earned his MBA from the UCLA Anderson School of Management in August, 2004. Dr. Ahn sits on five vascular journal editorial boards, and has published over 120 peer-reviewed manuscripts, 50 book chapters, and five textbooks, including the first and definitive textbook on Endovascular Surgery. During the past eighteen years he has consulted for over 50 biomedical companies, both new and established, and has authored over 15 patents.

Kristin Comella. Ms. Comella was appointed Chief Scientific Officer in September 2010. Ms. Comella has served as our Vice President of R&D and Corporate Development since December 2008 and has played a major role in managing our product development, manufacturing and quality systems since joining Bioheart in 2004. Ms. Comella has 15 years of industry experience with expertise in regenerative medicine, training and education, research and product development, and currently serves on multiple advisory boards in the stem cell arena. Ms. Comella has many years of cell culturing experience including building and managing the stem cell laboratory at Tulane University's Center for Gene Therapy and developing stem cell therapies for osteoarthritis at Osiris Therapeutics. Ms. Comella holds an M.S. in Chemical Engineering from The Ohio State University and a B.S. in Chemical Engineering from the University of South Florida. On March 12, 2013, Kristin Comella was appointed to serve as a member of our Board of Directors.

Sheldon T. Anderson. Mr. Anderson is Chairman of the Florida Advisory Board of Northern Trust Corporation. From 1992 through December 31, 2012, Mr. Anderson served in a variety of executive capacities with Northern Trust Corporation, including his most recent position as Chairman and Chief executive Officer Southeast Region of Northern Trust Corporation. Mr. Anderson is the Chair-elect of the Beacon Council, Miami-Dade County's economic development agency. He is a Board member of the Miami-Dade College Foundation, Inc.; Museum of

Contemporary Art (MOCA); the New World Symphony; Baptist Health Systems Governing Board and Carrollton School of the Sacred Heart. He is Past Chair and a member of the Advisory Council of the United Way of Miami-Dade County. Anderson is President of the Board of Cleveland Orchestra Miami / Miami Music Association and also serves on the Advisory Board of the University of Miami School of Law for Ethics & Public Service. He is a member of the Orange Bowl Committee and the President's Council of Florida International University. A Miami native, Sheldon holds a degree in International Studies from Ohio State University.

Family Relationships

There are no family relationships among our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, or the Reporting Persons, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish us with copies of all such reports they file. Based solely on a review of Forms 3 and 4 furnished to us by the Reporting Persons or prepared on behalf of the Reporting Persons by the Company and on written representations from certain Reporting Persons that no Forms 5 was required, the Company believes that the Reporting Persons have complied with reporting requirements applicable to them.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.  Northstar Biotechnology Group, LLC (“Northstar”), a limited liability company that is a shareholder and has other contractual relations with us is owned partly by certain directors and existing shareholders of the Company, including Dr. William P. Murphy Jr., Dr. Samuel Ahn and Charles Hart

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or
c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or
b.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

As part of our system of corporate governance, our Board of Directors has adopted a code of ethics that is specifically applicable to our Chief Executive Officer and senior financial officers. This Code of Ethics for Senior Financial Officers, as well as our Code of Business Conduct and Ethics, applicable to all directors, officers and employees, are available on our web site at http://www.bioheartinc.com/investorrelations.html. If we make substantive amendments to the Code of Ethics for Senior Financial Officers or the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four days of such amendment or waiver.

Shareholder Recommendations for Board Nominees

There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s board of directors from the procedures described in our Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Mr. Borman, who serves as Chairperson of the Audit Committee, Dr. Murphy and Mr. Hart. Our Board of Directors has determined that Mr. Borman qualifies as a “financial expert” as that term is defined in the rules of the SEC implementing requirements of the Sarbanes-Oxley Act of 2002.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of Fiondella, Milone, and LaSaracina LLP (“MNP”), as our independent registered public accounting firm for the fiscal year ending December 31, 2015. MNP served as auditor for the fiscal year ended December 31, 2015. We do not expect a representative of MNP to be present at the Meeting.

The Board has selected of Fiondella, Milone, and LaSaracina LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Although the selection of the independent registered public accounting firm is not required under the Company’s By-laws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MNP be submitted to our stockholders for ratification due to the significance of their appointment. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Auditors Fees

Aggregate fees billed to us for the fiscal years ended December 31, 2013 and 2012 by our independent registered public accounting firms are as follows:

Types of Fees	2013	2012
Audit Fees (1)	$65,500	$65,500
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)

This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit of the annual financial statements or the reviews of the interim financial statements.

Audit Committee Pre-Approval Policy

Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee has adopted, and our Board has ratified, an Audit and Non-Audit Services Pre-Approval Policy pursuant to which the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence from us.

Prior to engagement of the independent auditor for the next year’s audit, the independent auditor and the Audit Committee will review a list of services and related fees expected to be rendered during that year within each of four categories of services to the Audit Committee for approval:

(i)  Audit Services: Audit services include the annual financial statement audit (including required quarterly reviews), equity investment audits and other procedures required to be performed by the independent auditor to be able to form an opinion on our financial statements. Audit Services also include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit or quarterly review as well as the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting.

(ii)  Audit-Related Services: Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including due diligence related to potential business acquisitions/dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit Services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, financial audits of employee benefit plans, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements.

(iii)  Tax Services: Tax services include services such as tax compliance, tax planning and tax advice; however, the Audit Committee will not permit the retention of the independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the sole business purpose of which may be tax avoidance and treatment which may not be supported in the Internal Revenue Code and related regulations.

(iv)  All Other Services: All other services are those permissible non-audit services that the Audit Committee believes are routine and recurring and would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Prior to engagement, the Audit Committee pre-approves the services and fees of the independent auditor within each of the above categories. During the year, it may become necessary to engage the independent auditor for additional services not previously contemplated as part of the engagement. In those instances, the Audit and Non-Audit Services Pre-Approval Policy requires that the Audit Committee specifically approve the services prior to the independent auditor’s commencement of those additional services. Under the Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee may delegate the ability to pre-approve audit and non-audit services to one or more of its members provided the delegate reports any pre-approval decision to the Audit Committee at its next scheduled meeting. As of the date hereof, the Audit Committee has not delegated its ability to pre-approve audit services.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of Fiondella, Milone, and LaSaracina LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

PROPOSAL 3 - APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED 2013 OMNIBUS EQUITY COMPENSATION PLAN

This summary is qualified in its entirety by the terms of the 2013 Omnibus Equity Compensation Plan, a copy of which is attached hereto as Exhibit A.

The 2013 Omnibus Equity Compensation Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2013 Omnibus Equity Compensation Plan shall be One Hundred Million (100,000,000) shares of common stock.

The 2013 Omnibus Equity Compensation Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 110% of the fair market value per share of common stock on the date the options are granted for ISOs if the optionee owns more than 10% of the common stock. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2013 Omnibus Equity Compensation Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

The 2013 Omnibus Equity Compensation Plan may be amended, terminated or suspended by the Board at any time.  The 2013 Omnibus Equity Compensation Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2013 Omnibus Equity Compensation Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the 2013 Omnibus Equity Compensation Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

U.S. Federal Income Tax Consequences (for U.S. citizens granted options under the Plan)

If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our Shares at such time, less the exercise price paid. The holder's basis in the Shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Shares on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. The Company should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. If the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our Shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and the Company is entitled to a deduction to the extent of the amount included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short-term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of the Company, the exercisability of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding a change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

Taking all these factors into consideration, however, the Board believes that these measures should increase the likelihood that all of the Company’s shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

Recommendation of the Board of Directors

The Board recommends a vote FOR the approval of the 2013 Omnibus Equity Compensation Plan.

PROPOSAL 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company believes that its compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of its stockholders. If such compensation were to be modified, the Company runs the risk of both being unable to retain and unable to attract qualified and competent people to fill rolls necessary for the advancement and betterment of the Company.

The Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEO”) as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal 6. This advisory stockholder vote, gives you as a stockholder the opportunity to approve or not approve the NEO’s compensation that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution).

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

 “BE IT RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved”.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal 6 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Recommendation of the Board

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers.

PROPOSAL 5 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal 4, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, compensation of our named executive officers. In this Proposal 6, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one or two or three years, or may abstain from casting a vote. The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every three years for future executive compensation advisory votes. The Company believes that a once-every-three-years executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, longer-term basis.  The Company takes a long-term view of executive compensation and encourages its stockholders to do the same. Too frequent executive compensation advisory votes may encourage short-term analysis of executive compensation. In addition, an annual vote may not allow stockholders sufficient time to evaluate the effect of changes made to the Company’s executive compensation program. In determining to recommend that stockholders vote for a frequency of once every three years, the Company considered how an advisory vote at this frequency will provide stockholders sufficient time to evaluate the effectiveness of our executive compensation policies and practices in the context of our long-term business results rather than emphasizing short-term and potentially one-time fluctuations in our business results or executive compensation. In addition, a vote every three years will provide the Company sufficient time to be responsive to stockholder views. Proxies solicited by the Board of Directors will be voted for a frequency of every three years unless stockholders specify to the contrary.

Recommendation of the Board

The Board of Directors recommends that the stockholders vote “FOR” a frequency of every “three years” for the executive compensation advisory.

Annual Report

Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2013 fiscal year, as filed with the Securities and Exchange Commission, by writing to the Chief Executive Officer of Bioheart, Inc. at 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325.

Stockholder Proposals & Nominations

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual meeting of stockholders. To be eligible for inclusion in our next proxy statement, your proposal must be received by us no later than August 1, 2015, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8. You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Additional Information

Additional information relating to the Company, including the Company’s annual filings (including audited consolidated financial statements and management’s discussion and analysis) for the year ended December 31, 2013, on the United States Securities and Exchange Commission website at www.sec.gov. Stockholders may also request copies from the Secretary of the Company. Such copies will be made available free of charge.

Revocable Proxy - Bioheart, Inc.

Proxy for the Annual Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors and management of Bioheart, Inc. (the "Company") for the 2014-2015 Annual Meeting of Stockholders (“2014-2015 Meeting”) to be held at 13794 NW 4th Street, Suite 212, Sunrise, Florida 33325 on February 2, 2015at 9:00 a.m., local time.

The undersigned, a holder of Shares of the Company, hereby appoints Mike Tomas (the "Proxyholder") or, _______________________________________(print name) and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the Shares of the Company which the undersigned would be entitled to vote if personally present at the 2014 Meeting, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

			For	Abstain
Proposal 1 - The election of the following individuals as Directors of the Company, each			[_____]	[_____]
to serve a term of one year or until his or her successor is duly elected or appointed.			[_____]	[_____]
Mike Tomas			[_____]	[_____]
William P. Murphy, Jr., M.D,			[_____]	[_____]
Mark P. Borman			[_____]	[_____]
Charles A. Hart			[_____]	[_____]
Sam Ahn,			[_____]	[_____]
Kristin Comella			[_____]	[_____]
Sheldon T. Anderson			[_____]	[_____]

		For	Against	Abstain
Proposal 2 - To ratify the appointment of Fiondella, Milone, and LaSaracina LLP, as the
Company’s independent registered public accounting firm for the fiscal year ending
December 31, 2015 and allow the directors to fix their remuneration.		[_____]	[_____]	[_____]

Proposal 3 - To approve the 2013 Omnibus Equity Compensation Plan.
		[_____]	[_____]	[_____]

Proposal 4 - To approve by an advisory vote named executive officer compensation.		[_____]	[_____]	[_____]

	One Year	Two Years	Three Years	Abstain
Proposal 5 - To approve by an advisory vote the frequency of future executive
compensation advisory votes.	[_____]	[_____]	[_____]	[_____]

__________________________________	_____________________________________________________________
Signature of Stockholder	Name of Stockholder (print exactly as it appears hereon)

__________________________________	_______________________	_______________________
Number of Shares Held	Certificate Number	Date

Check here if you plan to attend the 2014-2015 Annual Meeting of Stockholders

[         ]

This proxy should be read in conjunction with the meeting materials prior to voting. To be valid, this proxy must be signed. When signed, this Proxy will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3, 4, and 5. By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above proposals, as well as with respect to any other matter that may properly be brought before the 2014-2015 Meeting, in each case in accordance with the judgment of the person or persons voting. The Company does not expect that any matter other those noted above to be brought before the 2014-2015 Meeting. Once completed send the proxy to Continental Stock Transfer and Trust Company, 17 Battery Place, New York, NY 10004 (fax: 212-509-5152 or email at proxy@continentalstock.com  ) or directly to the Company on or before January26, 2015 at 5:00 p.m (EST) (facsimiles and scanned emails can be received until 5:00 pm EST on January 30, 2015). Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you appoint Management’s nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management voting recommendations highlighted for each resolution. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the shareholders of the Company.  Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the shareholder may be required to provide documentation evidencing the signatory’s power to sign the proxy.

Exhibit A

BIOHEART, INC.

2013 OMNIBUS EQUITY COMPENSATION PLAN

AMENDMENT ONE

TABLE OF CONTENTS

ARTICLE I

GENERAL PROVISIONS

3

ARTICLE II

DEFINITIONS

3

ARTICLE III

ADMINISTRATION

6

ARTICLE IV

INCENTIVE STOCK OPTIONS

10

ARTICLE V

NONQUALIFIED STOCK OPTIONS

11

ARTICLE VI

STOCK APPRECIATION RIGHTS

12

ARTICLE VII

INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

13

ARTICLE VIII

RESTRICTED STOCK

15

ARTICLE IX

DEFERRED STOCK

17

ARTICLE X

STOCK AWARDS

18

ARTICLE XI

PERFORMANCE SHARES

19

ARTICLE XII

OTHER STOCK-BASED AWARDS

20

ARTICLE XIII

ACCELERATION EVENTS

22

ARTICLE XIV

AMENDMENT AND TERMINATION

24

ARTICLE XV

MISCELLANEOUS PROVISIONS

24

ARTICLE I

GENERAL PROVISIONS

1.1

The Plan is designed for the benefit of the directors, executives, independent contractors, and key employees of the Company (i) to attract and retain for the Company personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation.

1.2

Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; (viii) Other Stock-Based Awards; and (ix) other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3

The Plan shall be effective on April 1, 2013 (the "Effective Date"), and was amended (as to the number of shares of common stock reserved) on November 3, 2014, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Common Stock, which may be voted at the next annual or special shareholder’s meeting. Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned on, and subject to, the approval of the Plan by the Company’s shareholders.

ARTICLE II

DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1

"Acceleration Event" means the occurrence of an event defined in Article XIII of the Plan.

2.2

"Act" means the Securities Exchange Act of 1934, as amended.

2.3

"Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4

"Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted or Deferred Stock, Stock Award, Performance Share, Other Stock-Based Award, or any combination of the foregoing.

2.5

"Board" means the Board of Directors of the Company.

2.6

"Change in Control" shall have the meaning set forth in Section 13.2 of the Plan.

2.7

"Change in Control Price" shall have the meaning set forth in Section 13.7 of the Plan.

2.8

"Code" means the Internal Revenue Code of 1986, as amended.

2.9

"Committee" means the Compensation Committee of the Board, or in the absence of a Committee, the Board of Directors.

2.10

"Company" means Bioheart, Inc., a Florida corporation.

2.11

"Deferral Period" means the period commencing on the date an Award of Deferred Stock is granted and ending on such date as the Committee shall determine.

2.12

"Deferred Stock" means the stock awarded under Article IX of the Plan.

2.13

"Disability" means disability as determined under procedures established by the Committee or in any Award.

2.14

"Discount Stock Options" means the Nonqualified Stock Options, which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

2.15

"Early Retirement" means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.16

"Effective Date" shall have the meaning set forth in Section 1.3 of the Plan.

2.17

"Elective Deferral Period" shall have the meaning set forth in Section 9.3 of the Plan.

2.18

"Eligible Participant" means any director, executive or key employee of the Company, as shall be determined by the Committee, as well as any other person whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee. For purposes of Article IV and Incentive Stock Options that may be granted hereunder, the term "Eligible Participant" shall be limited to an executive or other key employee meeting the qualifications for receipt of an Incentive Stock Option under the provisions of Section 422 of the Code.

2.19

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.20

"Fair Market Value" means, with respect to any given day, the closing price of the Stock reported on the Nasdaq Global Market tier of The Nasdaq Stock Market for such day, or if the Stock was not traded on the Nasdaq Global Market tier of The Nasdaq Stock Market on such day, then on the next day on which the Stock was traded, all as reported by such source as the Committee may select. The Committee may establish an alternative method of determining Fair Market Value. Notwithstanding the foregoing, the Committee shall, to the extent Section 409A of the Code applies, use a valuation method that satisfies Section 409A and any regulations thereunder.

2.21

"Incentive Stock Option" means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.22

"Limited Stock Appreciation Rights" means a Stock Right which is exercisable only in the event of a Change in Control, as described in Section 6.8 of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

2.23

"Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.24

"Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.25

"Option Grant Date" means, as to any Stock Option, the latest of:

(a)

the date on which the Committee grants the Stock Option to the Participant;

(b)

the date the Participant receiving the Stock Option becomes an employee of the Company or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)

such other date (other than the dates described in (i) and (ii) above) as the Committee may designate.

2.26

"Other Stock-Based Award" means an Award under Article XII of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

2.27

"Participant" means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.28

"Performance Share" means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

2.29

"Performance Objectives" shall have the meaning set forth in Article XI of the Plan.

2.30

"Performance Period" shall have the meaning set forth in Article XI of the Plan.

2.31

"Plan" means the Bioheart, Inc. Omnibus Equity Compensation Plan, as amended from time to time.

2.32

“Related Stock Appreciation Right” shall have the meaning set forth in Section 6.1 of the Plan.

2.33

"Restricted Stock" means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34

"Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.35

"Retirement" means Normal or Early Retirement.

2.36

"Stock" means shares of common stock par value $.001 per share of the Company, as may be adjusted pursuant to the provisions of Section 3.10.

2.37

"Stock Appreciation Right" means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock; provided that, such price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

2.38

"Stock Appreciation Right Fair Market Value" means a value established by the Committee for the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.39

"Stock Award" means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan.

2.40

"Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.41

"Stock Right" means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.42

"Termination of Employment" means the discontinuance of employment of a Participant with the Company. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred. Notwithstanding the foregoing, Termination of Employment shall, for purposes of any payment under an Award to which Section 409A of Code applies, have the same meaning as “separation from service” under Section 409A (and any regulations thereunder).

ARTICLE III

ADMINISTRATION

3.1

This Plan shall be administered by the Committee. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Award to such member. The Committee, in its discretion, may delegate to one or more of its members such of its powers, as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. The Board, in its discretion, may require that all or any final actions or determinations by the Committee be made by or be subject to approval or ratification by the Board before becoming effective. To the extent all or any decisions, actions, or determinations relating to the administration of the Plan are made by the Board, the Board shall have all power and authority granted to the Committee in this Article and otherwise in this Plan, and for these purposes, all references to the "Committee" herein shall be deemed to include the Board.

3.2

The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.3

The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.4

Without limiting the foregoing Sections 3.1, 3.2 and 3.3, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.4 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.5

The aggregate number of shares of Stock, which are reserved for issuance under the Plan, shall be one hundred million (100,000,000). The aggregate number of shares of stock reserved for issuance under the plan shall be adjusted in accordance with Section 3.10.

(a)

If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Stock (whether or not Restricted Stock), such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock available for Award under the Plan, and shall again be available for Award under the Plan.

(b)

For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.

(c)

To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock (whether or not Restricted Stock), the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

3.6

Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

3.7

The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

(a)

the listing of such shares on any stock exchange on which the Stock may then be listed; and

(b)

the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.8

All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.9

Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.10

If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or its Subsidiaries or sale or other disposition by the Company or its Subsidiaries of all or a portion of its assets, any other change in the Company's or its Subsidiaries' corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other Company; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

(a)

the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Sections 3.5, 3.15, and 4.1(e) (to the extent permitted under Section 422 of the Code) of the Plan;

(b)

the number of shares and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c)

the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

(d)

the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of (i) each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code and (ii) any Award that is subject to Section 409A of the Code shall comply with Section 409A and any regulations thereunder.

3.11

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. Any payments required under this Section 3.11 that are subject to Section 409A of the Code shall be made by the end of year following the year in which the expenses and liabilities were incurred.

3.12

The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

3.13

The Committee shall be authorized to make adjustments in a performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect or comply with applicable law. In the event the Company (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.14

The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any non-substantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

ARTICLE IV

INCENTIVE STOCK OPTIONS

4.1

Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until the ten (10) year anniversary of the Effective Date, subject to the following conditions:

(a)

The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

(b)

The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(i)

as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; and

(ii)

as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death; provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

(c)

The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

(i)

if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

(ii)

if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option. Notwithstanding the foregoing, no Stock Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as such and the Company shall honor any such stock Option as a Nonqualified Stock Option.

(d)

Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

(e)

The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.2

The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.3

If the Incentive Stock Option Award Agreement so provides, the Committee may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

ARTICLE V

NONQUALIFIED STOCK OPTIONS

5.1

One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2

The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the Option Grant Date.

5.3

The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(a)

as a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

(b)

as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4

The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or with Article VII, as determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1

A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan (a “Related Stock Appreciation Right”), or may be granted independent of any related Incentive or Nonqualified Stock Option.

6.2

A Related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option (or a portion thereof) and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

6.3

Each Related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, if any, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of a Related Stock Appreciation Right related to an Incentive Stock Option must be concurrent with the grant of the Incentive Stock Option. With respect to Nonqualified Stock Options, the grant of a Related Stock Appreciation Right either may be concurrent with the grant of the Nonqualified Stock Option, or (to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations) subsequent to the grant of the Nonqualified Stock Option, in connection with a Nonqualified Stock Option previously granted under Article V, which is unexercised and has not terminated or lapsed.

6.4

The Committee shall have the sole discretion to determine, in each case whether the payment with respect to the exercise of a Stock Appreciation Right shall be made in the form of all cash, all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise of the Stock Appreciation Right. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.

6.5

The Committee shall have sole discretion as to the timing of any payment made in cash, Stock, or a combination thereof upon exercise of a Stock Appreciation Right. Payment may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), be made in a lump sum, in annual installments or may be otherwise deferred and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6

Upon the exercise of a Related Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7

The Committee, in its sole discretion, may, to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations, also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

6.8

In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights shall become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised, in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

7.1

Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2

An Incentive Stock Option and its related Stock Right, if any, shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Nonqualified Stock Option and its related Stock Right, if any, shall be subject to the transferability and exercisability restrictions of the immediately preceding sentence unless otherwise determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

7.3

Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock (or other evidence of ownership of Stock satisfactory to the Company) with a Fair Market Value equal to the exercise price of the Stock Option as payment.

7.4

No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. To the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), the Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

(a)

paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

(b)

converted into contingently credited shares of Stock (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee. Such Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.5.

7.5

The Committee may, in its sole discretion consistent with Section 409A of the Code (and any regulations thereunder), authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

7.6

In the event of death or Disability, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the exercise price of the Option in consideration of the surrender of the Stock Option.

7.7

If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction.

7.8

The Committee may, to the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of Awards under the Plan.

ARTICLE VIII

RESTRICTED STOCK

8.1

Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone, in addition to or in conjunction with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2

With respect to Awards of Restricted Stock, the Committee shall:

(a)

determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

(b)

determine the length of the Restriction Period;

(c)

determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

(d)

determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

(e)

determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

8.3

Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such other period as the Committee may specify) after the date of the Award of Restricted Stock, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4

Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

8.5

Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

8.6

To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.

8.7

In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8

The certificates representing shares of Restricted Stock may either:

(a)

be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or

(b)

be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9

Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights, and the right to receive any dividends; provided, however, the Committee may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be withheld by the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

8.10

If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

8.11

In order to better ensure that Award grants actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee consistent (where applicable) with Section 409A of the Code (and any regulations thereunder).

ARTICLE IX

DEFERRED STOCK

9.1

Shares of Deferred Stock (together with cash dividend equivalents, if so determined by the Committee) may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine. Any such Award that is subject to Section 409A of the Code shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

9.2

Deferred Stock Awards shall be subject to the following terms and conditions:

(a)

Subject to the provisions of this Plan and the applicable Deferred Stock Award Agreement,

Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period defined in Section 9.3), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award. Notwithstanding the foregoing, based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee, at or after the date of the grant, may accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Deferred Stock Award.

(b)

Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Deferred Stock Award.

(c)

Except to the extent otherwise provided in this Plan or in the applicable Deferred Stock Award Agreement, upon Termination of Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the Committee may provide for accelerated vesting in the event of Termination of Employment due to death, Disability or Retirement, or in the event of hardship or other special circumstances as the Committee deems appropriate.

(d)

The Committee may require that a designated percentage of the total Fair Market Value of the shares of Deferred Stock held by one or more Participants be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the federal and state income and employment tax withholding obligations that arise at the time the Deferred Stock becomes free of all restrictions; provided, that for any Award of Deferred Shares subject to Section 409A of the Code, any such offset or payment may only be made to the extent permitted under Section 409A (or any regulations thereunder). The designated percentage shall be equal to the income and employment tax withholding rate in effect at the time under federal and applicable state laws.

(e)

The Committee may provide one or more Participants subject to the mandatory cash payment with an election to receive an additional percentage of the total value of the Deferred Stock in the form of a cash payment in lieu of the issuance of Deferred Stock. The additional percentage shall not exceed the difference between fifty percent (50%) and the designated percentage cash payment.

(f)

The Committee may impose such further terms and conditions on partial cash payments with respect to Deferred Stock as it deems appropriate.

9.3

A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee consistent with Section 409A of the Code. Such election must be made at such time as may be permitted under Section 409A (and any regulations thereunder). The deferral of any Award under this Section 9.3 shall comply and be administered consistent with Section 409A. Notwithstanding anything herein to the contrary, in no event will any deferral of any Award be allowed if the Committee determines that the deferral would result in a violation of the requirements of Section 409A for deferral elections and/or the timing of payments. Any deferral election may be reformed by the Committee to the extent necessary or appropriate to comply with the requirements of Section 409A.

9.4

Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Award Agreement.

9.5

In order to better ensure that the Award actually reflects the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion consistent with Section 409A of the Code (where applicable), for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

ARTICLE X

STOCK AWARDS

10.1

A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including, without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

10.2

For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

10.3

Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or (to the extent consistent with Section 409A of the Code and any regulations thereunder) at any time subsequent thereto or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock (as adjusted under Section 3.10) if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

10.4

A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

ARTICLE XI

PERFORMANCE SHARES

11.1

Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

11.2

With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

(a)

determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

(b)

determine the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)

determine the form of settlement of a Performance Share; and

(d)

generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.15.

11.3

Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

11.4

The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. Performance Objectives shall include any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) operating income; (b) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (c) earnings; (d) cash flow; (e) market share; (f) sales or revenue; (g) expenses; (h) profit/loss or profit margin; (i) working capital; (j) return on equity or capital; (k) earnings per share; (l) stock price; (m) price/earnings ratio; (n) debt or debt-to-equity; (o) balance sheet measurements; (p) cash or assets; (q) liquidity; (r) economic value added (“EVA”); (s) operations; (t) mergers and acquisitions or divestitures; (y) development status of product candidates; and (z) status of clinical trials. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

11.5

The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

11.6

If a Participant terminates service with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and prorated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may, in its sole discretion, provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

11.7

Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

11.8

The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

ARTICLE XII

OTHER STOCK-BASED AWARDS

12.1

Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

12.2

Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

(a)

Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)

Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(c)

Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)

Upon the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XII.

(e)

Each Award under this Article XII shall be confirmed by, and subject to the terms of, an Award Agreement.

(f)

Stock (including securities convertible into Stock) issued on a bonus basis under this Article XII may be issued for no cash consideration.

(g)

Any such Award that is subject to Section 409A of the Code shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

12.3

Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

(a)

The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

(b)

Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof; provided, that if such Award is subject to Section 409A of the Code, it shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

(c)

The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

ARTICLE XIII

ACCELERATION EVENTS

13.1

For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Change in Control".

13.2

A "Change in Control" shall be deemed to have occurred if:

(a)

Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company and (including any trustee of such plan acting as trustee) who:

(i)

makes a tender or exchange offer for any shares of the Company's Stock (as defined below) pursuant to which any shares of the Company's Stock are purchased (an "Offer"); or

(ii)

together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least fifty percent (50%) of the Company's Stock (an "Acquisition");

(b)

The shareholders of the Company approve a definitive agreement or plan (i) to merge or consolidate the Company with or into another Company and (x) the Company shall not be the surviving corporation or (y) the Company shall be the surviving corporation and in connection therewith, all or part of the outstanding stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (ii) to sell or otherwise dispose of 50% or more of its assets, or (iii) to liquidate the Company;

(c)

The Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person; or

(d)

When, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing, the individuals who, prior to such transaction, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof.

13.3

Upon the occurrence of an Acceleration Event, the Committee may, in its discretion, declare that all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

(a)

all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

(b)

the applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

(c)

the payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

(d)

upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

13.4

Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare that 50% of all then outstanding Stock Options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part. Notwithstanding the foregoing sentence, the percentage of outstanding Stock

Options which may become immediately exercisable and fully vested upon the Acceleration Event may, in the Committee’s discretion, be higher or lower than 50%.

13.5

Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare the restrictions applicable to Awards of Restricted Stock, Deferred Stock or Other Stock- Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

13.6

The value of all outstanding Stock Option, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price," as defined in Section 13.7 as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

13.7

For purposes of Section 13.7, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the Nasdaq Global Market tier of The Nasdaq Stock Market, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights (or Limited Stock Appreciation Rights) relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Participant exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights). Notwithstanding the foregoing, Fair Market Value on the date of exercise shall be used for any Award, the use of any other value for which would result in the imposition of income taxes and penalties under Section 409A of the Code.

13.8

Notwithstanding the foregoing, the time for payment of any Award subject to Section 409A of the Code shall not be accelerated or otherwise changed under this Article to the extent such acceleration or other change would be contrary to the payment timing or other rules under Section 409A (or any regulations thereunder).

ARTICLE XIV

AMENDMENT AND TERMINATION

14.1

The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. No amendment, without approval by the Company's shareholders, shall:

(a)

alter the group of persons eligible to participate in the Plan;

(b)

extend the period during which Incentive Stock Option Awards may be granted beyond April 1, 2023;

(c)

limit or restrict the powers of the Board and the Committee with respect to the administration of this Plan; or

(d)

change any of the provisions of this Article XIV.

14.2

No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

(a)

annul any Award if the Participant competes against the Company or any Subsidiary or is terminated for cause as determined by the Committee;

(b)

provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company or any Subsidiary; and

(c)

convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

14.3

If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XIII.

ARTICLE XV

MISCELLANEOUS PROVISIONS

15.1

Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company (or to serve as a director thereof) or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Subsidiaries for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

15.2

The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity- based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or (to the extent consistent with Section 409A of the Code) another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or (to the extent consistent with Section 409A) another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or (to the extent consistent with Section 409A) selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

15.3

The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

15.4

The terms of the Plan shall be binding upon the Company, its Subsidiaries, and their successors and assigns.

15.5

Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

15.6

This Plan and all actions taken hereunder shall be governed by the laws of the State of Florida, except to the extent preempted by ERISA.

15.7

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

15.8

Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

15.9

If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

15.10

All Awards shall, to extent applicable, comply and be administered in accordance with the rules and requirements of Section 409A of the Code. Notwithstanding any other provision of the Plan, the Committee may take such actions as it deems necessary or appropriate to ensure that any Award comply with or be exempt from Section 409A and may interpret this Plan in any manner necessary to ensure that Awards comply with or are exempt from Section 409A. In the event that the Committee determines that an Award should comply with or be exempt from Section 409A and that a Plan provision or Award Agreement provision is necessary to ensure that such Award complies with or is exempt from Section 409A of the Code, such provision shall be deemed included in the Plan or such Award Agreement. The Committee may also unilaterally reform any Agreement to the extent necessary to comply with Section 409A.

15.11

In the event that a Participant is a “specified employee” within the meaning of Section 409A (as determined by the Company or its delegate), any payment required under this Plan that is subject to Section 409A and is payable upon Termination of Employment, shall not be made or begin until the expiration of the 6-month period following the Participant’s Termination of Employment.

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